                          MULTI-FIELD VACCINE DISCOVERY

                       COLLABORATION AND LICENSE AGREEMENT

                                     BETWEEN

                               CORIXA CORPORATION

                                       AND

                             SMITHKLINE BEECHAM PLC























[***] Confidential Treatment Requested
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                                TABLE OF CONTENTS


1. DEFINITIONS........................................................................2
2. SCOPE OF R&D PROGRAM..............................................................17
3. R&D PROGRAM TERM AND TERMINATION..................................................19
4. COMMITTEES........................................................................21
        (a) COLLABORATION STEERING COMMITTEE.........................................21
        (b) R&D STEERING COMMITTEE...................................................23
5. LICENSE GRANTS AND OTHER GRANTS...................................................25
        (a) ACTIVE IMMUNE RESPONSE PRODUCTS..........................................25
        (b) PASSIVE IMMUNE THERAPY TRANSFER PRODUCTS.................................27
        (c) [***]....................................................................32
        (d) DIAGNOSTICS..............................................................32
        (e) CORIXA PRE-CLINICAL AND CLINICAL DEVELOPMENT; ABILITY OF CORIXA TO
            REQUEST ADDITIONAL RIGHTS; ABILITY OF SB TO REQUEST ADDITIONAL FORMATS...34
        (f) ADDITIONAL TECHNOLOGY....................................................35
        (g) CERTAIN RIGHTS OF FIRST REFUSAL; DETERMINATION OF OPEN FIELD.............37
        (h) MAINTENANCE OF SB'S EXCLUSIVE RIGHTS; REVERSION OF CO-EXCLUSIVE RIGHTS
            TO CORIXA................................................................41
6. PAYMENTS..........................................................................43
        (a) UP-FRONT PAYMENTS........................................................43
        (b) EQUITY...................................................................43
        (c) TECHNOLOGY ACCESS FEES...................................................45
        (d) [***]....................................................................45
        (e) OTHER MILESTONES.........................................................46
        (f) ADDITIONAL COSTS RELATING TO CLINICAL MATTERS............................49
7. ROYALTIES; SHARING OF PROCEEDS....................................................49
        (a) VACCINE PRODUCT AND NEW DC THERAPY PRODUCT ROYALTIES FOR THE BC FIELD,
            CP FIELD, OC FIELD AND CC FIELD..........................................49
        (b) VACCINE PRODUCT AND NEW DC THERAPY PRODUCT ROYALTIES FOR THE TB FIELD,
            CP FIELD AND CT FIELD....................................................51
        (c) ROYALTIES FOR ACTIVE IMMUNE RESPONSE PRODUCTS INCORPORATING HER2/NEU
            ANTIGEN(S) AND/OR MAMMAGLOBIN ANTIGEN(S).................................53
        (d) ROYALTIES FOR EXISTING DC THERAPY PRODUCTS...............................56
        (e) ROYALTIES FOR TDM PRODUCTS...............................................57
        (f) ROYALTIES ON PRODUCTS COVERED BY SB PATENTS..............................58
        (g) ROYALTIES FOR NEW T CELL-BASED PASSIVE IMMUNOTHERAPY PRODUCTS............58
        (h) SHARING OF PROCEEDS......................................................59
        (i) ROYALTY REPORTING AND OTHER ASPECTS......................................62
8. MANUFACTURING; SUPPLY.............................................................63
9. INVENTIONS........................................................................64
10. PATENTS; PROSECUTION AND LITIGATION..............................................65
11. CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.........................................68



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
12. GOVERNING LAW; ARBITRATION.......................................................70
13. MISCELLANEOUS....................................................................70
        (a) TRADEMARKS...............................................................70
        (b) FORCE MAJEURE............................................................70
        (c) SEVERABILITY.............................................................71
        (d) ENTIRE AGREEMENT.........................................................71
14. NOTICES..........................................................................71
15. ASSIGNMENT.......................................................................73
16. WARRANTIES AND REPRESENTATIONS...................................................73
17. TERM AND TERMINATION.............................................................74
18. RIGHTS AND DUTIES UPON TERMINATION...............................................77
19. INDEMNIFICATION..................................................................77
20. GOVERNMENTAL CONSENTS............................................................78
        (a) HSR......................................................................78
        (b) CLOSING CONDITION........................................................79
        (c) TERMINATION..............................................................79
        (d) EUROPEAN COMMISSION......................................................79



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                                LIST OF EXHIBITS

1(rr) Excluded Antibody(ies) (Identified Putative Therapeutic Cancer Antibodies and Existing Obligations)

1(uu)          Existing Corixa Antigens

1(vv)          Existing Corixa Patents

1(aaa)         Existing R&D Program Antigens

1(jjj)         Her2/neu Antigens

1(dddd)        Mammaglobin Antigens

1(bbbbb)       R&D Programs

2(d)           [***]

4(a)(i)        Collaboration Steering Committee Members

4(b)(i)        R&D Steering Committee Members

5(a)(v)        T Cell and DC Technology Licensing Discussions

5(d)(i)-1      Committed or Partnered Diagnostics Technology (By Field)

5(d)(i)-2(A)   Antigens Characterized For Diagnostic Use

5(d)(i)-2(B)   Antigens to be Validated As Characterized For Diagnostic Use

6(b)           Form of Stock Purchase Agreement

6(e)           Milestone Payments

6(e)(i)        Creditability of Milestones

6(f)           Additional Costs Relating to Clinical Matters

7(a)           Cancer Royalties

7(b)           Infectious Disease Royalties

7(c)           Her2/Neu and Mammaglobin Royalties

7(d)           Existing DC Therapy Royalties

7(e)(i)        Existing Corixa Royalty Obligations for Her2/neu and Mammaglobin

16(e)          Corixa Third Party Agreements

17(d)          Minimum Diligence Countries



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                          MULTI-FIELD VACCINE DISCOVERY

                       COLLABORATION AND LICENSE AGREEMENT

        This MULTI-FIELD VACCINE DISCOVERY COLLABORATION AND LICENSE AGREEMENT (together, with the Exhibits, hereto, the "Agreement") is entered into the first day of September, 1998 (the "Effective Date") by and between Corixa Corporation, a Delaware corporation with its principal place of business located at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham plc, a company established in the United Kingdom with its registered office at New Horizons Court, Brentford, Middlesex TW8 9EP, United Kingdom.

                              W I T N E S S E T H:

        WHEREAS, (i) Corixa and SmithKline Beecham plc are parties to that certain NonDisclosure Agreement dated January 6, 1995 (the "First NonDisclosure Agreement"), (ii) Corixa and SmithKline Beecham Biologicals S.A. (an Affiliate of SB) ("SB Bio") are parties to that certain Tuberculosis Collaboration and License Agreement dated October 6, 1995 (the "Tb Agreement") and that certain NonDisclosure Agreement dated August 10, 1995 (the "Second NonDisclosure Agreement") and all applicable amendments to and extensions of the Tb Agreement, and (iii) Corixa and SmithKline Beecham Biologicals Manufacturing S.A. ("SB Bio Manufacturing") (an Affiliate of SB) are parties to that certain Option Agreement dated as of March 1, 1997 (the "Option Agreement"), that certain Breast Cancer Collaboration and License Agreement dated March 1, 1997 (the "BC Agreement"), that certain Prostate Cancer Collaboration and License Agreement dated March 1, 1997 (the "PC Agreement") and that certain Special Biologicals Material Transfer Agreement dated March 1, 1997, and all applicable amendments to and extensions of the foregoing documents;

        WHEREAS, Corixa, SmithKline Beecham plc, SB Bio and SB Bio Manufacturing each desire to continue and expand upon the collaborative relationship between such parties on modified and more mutually favorable terms and conditions with a view to extend the scope to the Fields set forth herein and to provide SB the rights in the areas of Active Immune Response Induction, Passive Immune Transfer and Diagnostics set forth herein, and in connection therewith, (i) Corixa and SB Bio each desire to terminate the Tb Agreement in its entirety and accept the rights and obligations pursuant to this Agreement in lieu of the rights and obligations created under the Tb Agreement, (ii) Corixa and SB Bio Manufacturing each desire to terminate the Option Agreement, the BC Agreement and the PC Agreement in their entirety and accept the rights and obligations created pursuant to this Agreement in lieu of the rights and obligations created under the Option Agreement, the BC Agreement and the PC Agreement, and (iii) Corixa and SB Bio Manufacturing each desire to terminate the Special Biologicals Material Transfer Agreement dated March 1, 1997 in its entirety and accept the rights and obligations created under that certain Amended and Restated Special Biologicals Material Transfer Agreement between Corixa and SB Bio Manufacturing dated October 28, 1998; and

        WHEREAS, Corixa and SmithKline Beecham plc each desire that the First NonDisclosure Agreement continue in full force and effect pursuant to the terms thereof,



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and Corixa and SB Bio each desire that the Second NonDisclosure Agreement continue in full force and effect pursuant to the terms thereof.

        NOW, THEREFORE, for and in consideration of the mutual observance of the covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     DEFINITIONS

               (a) "6 Month Grace Period" shall have the meaning set forth in
Section 5(d)(iii).

               (b) "18 Month Grace Period" shall have the meaning set forth in
Section 5(d)(ii).

               (c) "AAA" shall have the meaning set forth in Section 12.

               (d) "Active Immune Response Induction" shall mean the use of Vaccines and/or DC Therapy [***].

               (e) "Active Immune Response Products" shall mean any and all Vaccine Products and/or DC Therapy Products, as the context requires, [***].

               (f) "Additional Antigens" shall mean those Corixa Antigens and R&D Program Antigens that are licensed by SB hereunder other than pursuant to
Section 5(f).

               (g) "Additional Technology" shall have the meaning set forth in
Section 5(f)(i).

               (h) "Adjuvant" shall mean a composition used [***] in conjunction with (an) Active Immune Response Product(s) and/or (a) Passive Immune Transfer Product(s).

               (i) "Affiliate" shall mean any entity owned, owning or under common ownership with a party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with Corixa or SB.

               (j) "Antibody" shall mean [***] capable of binding to a specific Antigen.



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               (k) "Antibody-Based Passive Immunotherapy" shall mean the use of
(a) Corixa Antigen(s) and/or (an) R&D Program Antigen(s) and/or (an) Her2/neu Antigen(s) and/or (a) Mammaglobin Antigen(s) as targets [***]

               (l) "Antibody-Based Passive Immunotherapy Product(s)" shall mean any product used for the purpose of Antibody-Based Passive Immunotherapy.

               (m) "Antigen Tail Period" shall have the meaning set forth in Subsection 5(g)(i).

               (n) "Antigens" shall mean (i) antigens and/or (ii) proteins and/or (iii) other physical forms based on such antigens, [***].

               (o) "Available Antibody(ies)" shall mean [***].

               (p) "BC Field" shall mean breast cancer in humans.

               (q) "BLA" shall mean a Biologicals Label Application, as such term is defined by the FDA, and any equivalent filing in a foreign jurisdiction.

               (r) "Blocking Patents" shall mean [***].

               (s) "Cancer Field" shall mean any and all forms of cancer in humans.

               (t) "Cancer Know-How Royalty" shall have the meaning set forth in Subsection 7(a)(ii).

               (u) "Cancer Patent Royalty" shall have the meaning set forth in Subsection 7(a)(i).



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               (v) "CC Field" shall mean colorectal cancer in humans.

               (w) "Clinical Development" shall mean the clinical development of a Product starting for the purpose of this Agreement from the time SB or Corixa, as the context requires, files an IND.

               (x) "Clinical R&D" shall mean the clinical development of a Viable Clinical Development Candidate [***].

               (y) "COLA" shall have the meaning set forth in Section 3(b).

               (z) "Collaboration Steering Committee" shall have the meaning set forth in Section 4(a)(i).

               (aa) "Competitive DC Therapy/Her2/neu Product" shall mean, solely with respect to the Her2/neu-Mammaglobin Field, (i) a product for use in DC Therapy that would otherwise infringe Existing Corixa Patents or Joint R&D Program Patents in the Her2/neu-Mammaglobin Field, or (ii) [***].

               (bb) "Competitive Existing DC Therapy Product" shall mean, solely with respect to products incorporating Existing Corixa Antigens and/or Existing R&D Program Antigens developed solely pursuant to the Existing R&D Programs, (i) a product for use in DC Therapy that would otherwise infringe Existing Corixa Patents, or (ii) any other product for use in DC Therapy comprised of at least one (1) or more Existing Corixa Antigen(s) and/or Existing R&D Program Antigen(s), [***].

               (cc) "Competitive Her2/neu Product" shall mean (i) a Vaccine product that incorporates only Her2/neu Antigen(s), which Vaccine product would otherwise infringe Existing Corixa Patents, or [***].



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               (dd) "Competitive Product" shall mean a Product that would otherwise infringe Corixa Patents or Joint R&D Program Patents, excluding, however, Competitive DC Therapy/Her2/neu Products, Competitive Existing DC Therapy Products and Competitive Her2/neu Products.

               (ee) "Corixa" shall mean Corixa Corporation and its Affiliates.

               (ff) "Corixa Antigens" shall mean Existing Corixa Antigens and New Corixa Antigens. As used herein, Corixa Antigens shall not include R&D Program Antigens or SB Antigens.

               (gg) "Corixa Call Date" shall have the meaning set forth in Subsection 6(b)(i)(B).

               (hh) "Corixa Patents" shall mean Existing Corixa Patents and New Corixa Patents.

               (ii) "Corixa Third Party Agreements" shall have the meaning set forth in Section 16(e).

               (jj) "CP Field" shall mean infection by Chlamydia pneumoniae in humans.

               (kk) "CT Field" shall mean infection by Chlamydia trachomatis in humans.

               (ll) "Damages" shall have the meaning set forth in Section 19(a).

               (mm) "DC Therapy" shall mean [***].

               (nn) "DC Therapy Product(s)" shall mean any Existing DC Therapy Product(s) and/or New DC Therapy Product(s).

               (oo) "Diagnostic(s)" shall mean [***].

               (pp) "Dissemination" shall have the meaning set forth in Section
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               (qq) "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

               (rr) "Excluded Antibody(ies)" shall mean any and all Antibody(ies) capable of binding to a specific Existing Corixa Antigen and/or a specific Existing R&D Program Antigen and/or an Her2/neu Antigen and/or a Mammaglobin Antigen, which Antigen (each of which is identified on Exhibit 1(rr) attached hereto, [***].

               (ss) "Exclusive TDM Format" shall mean a Format for use in TDM chosen by SB for the exclusive use of SB and/or SB's Affiliates and/or SB's sublicensee(s) through written notification by SB to Corixa as provided in
Section 5(d).

               (tt) "Execution Date" shall mean the date that the last party executes this Agreement, as set forth on the signature page hereto.

               (uu) "Existing Corixa Antigens" shall mean those Antigens discovered by Corixa in the BC Field, PC Field or Tb Field prior to the Effective Date [***].

               (vv) "Existing Corixa Patents" shall mean (A) all patents and patent applications that are identified on Exhibits 1(vv), 1(jjj) and 1(dddd) attached hereto and [***].



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               (ww) "Existing DC Therapy Know-How Royalty" shall have the meaning set forth in Subsection 7(d)(ii).

               (xx) "Existing DC Therapy Patent Royalty" shall have the meaning set forth in Subsection 7(d)(i).

               (yy) "Existing DC Therapy Product" shall mean a Product that is used for DC Therapy and is comprised of at least one (1) Existing Corixa Antigen(s) and/or Existing R&D Program Antigen(s) and/or Her2/neu Antigen(s) and/or Mammaglobin Antigen(s).

               (zz) "Existing Microsphere Licenses" shall have the meaning set forth in Section 7(c)(vii)(A).

               (aaa) "Existing R&D Program Antigens" shall mean Antigens that were jointly discovered by Corixa and SB prior to the Effective Date [***] as such Existing R&D Program Antigens are identified on Exhibit 1(aaa) attached hereto.

               (bbb) "Existing R&D Programs" shall mean the research programs as set forth in the Tb Agreement, PC Agreement and BC Agreement prior to the Effective Date.

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               (ccc) "Existing T Cell-Based Passive Immunotherapy" shall mean
[***].

               (ddd) "Existing T Cell-Based Passive Immunotherapy Product" shall mean any product used for the purpose of Existing T Cell-Based Passive Immunotherapy.

               (eee) "FDA" means the United States Food and Drug Administration (or its foreign equivalent).

               (fff) "Field(s)" shall mean the Tb Field, the BC Field, the PC Field, the Her2/neu-Mammaglobin Field, the OC Field, the CC Field, the CT Field, the CP Field and the Open Field, either on an individual basis or in the aggregate, as the context requires.

               (ggg) "First Tranche" shall have the meaning set forth in Section 6(b)(i)(A).

               (hhh) "Format" shall mean [***].

               (iii) "FTE" shall mean [***].

               (jjj) "Her2/neu Antigen(s)" shall mean those Antigens that are covered by the Corixa Patents identified on Exhibit 1(jjj) attached hereto[***].

               (kkk) "Her2/neu DC Therapy Know-How Royalty" shall have the meaning set forth in Subsection 7(c)(iv).

               (lll) "Her2/neu DC Therapy Patent Royalty" shall have the meaning set forth in Subsection 7(c)(ii).

               (mmm) "Her2/neu-Mammaglobin Field" shall mean the use of Products that contain one (1) or more Her2/neu Antigens and/or Mammaglobin Antigens.

               (nnn) "Her2/neu Patient Eligibility Profile" shall have the meaning set forth in Subsection 6(e)(v).

               (ooo) "Her2 Terms" shall have the meaning set forth in Section 5(g)(ii)(B).



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               (ppp) "Her2/neu Vaccine Know-How Royalty" shall have the meaning set forth in Subsection 7(c)(iii).

               (qqq) "Her2/neu Vaccine Patent Royalty" shall have the meaning set forth in Subsection 7(c)(i).

               (rrr) "HSR" shall have the meaning set forth in Section 20(a).

               (sss) "Identified" shall mean that the Know-How is described or recorded in such a manner as to make it possible to verify that it fulfills the criteria of Secrecy and Substantiality and to ensure that SB is not unduly restricted in its exploitation of its own technology. To be Identified, the Know-How can either be set out in this Agreement or in a separate document or recorded in any other appropriate form at the latest when the Know-How is transferred or shortly thereafter, provided that the separate document or other record can be made available if the need arises.

               (ttt) "IND" shall mean an Investigational New Drug application, as defined by the FDA, and any equivalent filing in a foreign jurisdiction.

               (uuu) "Indemnified Party" shall have the meaning set forth in
Section 19(b).

               (vvv) "Indemnifying Party" shall have the meaning set forth in
Section 19(b).

               (www) "Infectious Disease Know-How Royalty" shall have the meaning set forth in Subsection 7(b)(ii).

               (xxx) "Infectious Disease Patent Royalty" shall have the meaning set forth in Subsection 7(b)(i).

               (yyy) "Intended Clinical Delay" with respect to a particular Field shall mean [***].

               (zzz) "Interpretive Rules." For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (a) defined terms include the plural as well as the singular and the use of any gender shall be deemed to include the other gender; (b) references to "Sections," "Subsections" and other subdivisions and to "Exhibits" without reference to a document are to designated Sections, Subsections and other subdivisions of, and to Exhibits to, this Agreement; (c) unless otherwise set forth herein, the use of the term "including" means "including but not limited to"; and (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

               (aaaa) "Joint Inventions" shall have the meaning set forth in
Section 9.



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               (bbbb) "Joint R&D Program Patents" shall mean all patents and patent applications which cover Joint Inventions [***].

               (cccc) "Know-How" shall mean all technical information, materials and know-how owned and/or controlled, with the right to grant sublicenses, by Corixa now and/or during the R&D Program Term as may be extended and, subject in all cases to SB's exercise of the right of first refusal set forth in Section 5(g)(i) below, during a period of two (2) years thereafter, which directly relates to Product [***].

               (dddd) "Mammaglobin Antigens" shall mean those Antigens that are covered by the Corixa Patents identified on Exhibit 1(dddd) attached hereto and/or that are or have been in-licensed by Corixa prior to the Effective Date.

               (eeee) "Mammaglobin Patient Eligibility Profile" shall have the meaning set forth in Subsection 6(e)(v).

               (ffff) "Mammaglobin Product" shall have the meaning set forth in
Section 6(e)(v).

               (gggg) "Minimum Diligence Period" shall have the meaning set forth in Section 17(d).

               (hhhh) "Net Sales."

                      (i) For purposes of this Agreement, Net Sales shall be defined to mean [***].

                      (ii) [***].

                      (iii) [***].


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               (iiii) "New Corixa Antigens" shall mean (i) those Antigens discovered solely by Corixa in the Field during the R&D Program Term as may be extended, in connection with and as a result of the R&D Programs under this Agreement and/or (ii) [***].




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               (jjjj) "New Corixa Patents" shall mean all patents and patent applications that cover patentable inventions or discoveries that arise in connection with and as a result of any R&D Program which are made solely by Corixa [***].

               (kkkk) "New DC Therapy Product" shall mean a Product that is used for DC Therapy and is comprised of at least one (1) New Corixa Antigen(s) and/or New R&D Program Antigen(s).

               (llll) "New Field [***] Grace Period" shall have the meaning set forth in Section 5(d)(iv).

               (mmmm) "New R&D Program Antigens" shall mean Antigens jointly discovered by Corixa and SB in the Field during the R&D Program Term as may be extended, in connection with and as a result of the conduct of the R&D Programs.

               (nnnn) "New T Cell-Based Passive Immunotherapy" shall mean the [***].



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               (oooo) "New T Cell-Based Passive Immunotherapy Product" shall mean any product used for the purpose of New T Cell-Based Passive Immunotherapy.

               (pppp) "OC Field" shall mean ovarian cancer in humans.

               (qqqq) "Open Field" shall mean any single disease field [***].

               (rrrr) "Passive Immune Transfer" shall mean Antibody-Based Passive Immunotherapy and T Cell-Based Passive Immunotherapy.

               (ssss) "Passive Immune Transfer Product(s)" shall mean (i) Antibody-Based Passive Immunotherapy Product(s) and/or (ii) T Cell-Based Passive Immunotherapy Product(s), as the context requires.

               (tttt) [***].

               (uuuu) "PC Field" shall mean prostate cancer in humans.

               (vvvv) "Priority Date" shall mean for the purposes of Section 7 hereof [***].

               (wwww) "Product" shall mean any Active Immune Response Product, Passive Immune Transfer Product and/or TDM Product, either on an individual basis or in the aggregate, as the context requires.

               (xxxx) "Product Information" shall have the meaning set forth in
Section 16 (c).

               (yyyy) "R&D Program Antigens" shall mean the Existing R&D Program Antigens and the New R&D Program Antigens.

               (zzzz) "R&D Program Exhibit(s)" shall have the meaning set forth in Section 2(a).

               (aaaaa) "R&D Program Term" shall have the meaning set forth in
Section 3(a).


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               (bbbbb) "R&D Program(s)" shall mean the programs for Antigen discovery directed to the Tb Field, the BC Field, the PC Field, the OC Field, the CC Field, the CT Field, the CP Field, the Her2/neu-Mammaglobin Field and the Open Field, respectively, each as set forth in the R&D Program Exhibits.

               (ccccc) "R&D Steering Committee" shall have the meaning set forth in Section 4(b)(i).

               (ddddd) "Research and Development Payments and Equity Investments" shall mean [***].

               (eeeee) "Royalty Certificate" shall have the meaning set forth in
Section 7(i)(ii).

               (fffff) "Royalty Factors" shall have the meaning set forth in
Section 7(i)(ii).

               (ggggg) "SB" shall mean SmithKline Beecham plc and its Affiliates.

               (hhhhh) "SB Bio" shall mean SmithKline Beecham Biologicals S.A.

               (iiiii) "SB Bio Manufacturing" shall mean SmithKline Beecham Biologicals Manufacturing S.A.

               (jjjjj) "SB Adjuvants" shall mean [***].

               (kkkkk) "SB Antigens" shall mean Antigens discovered and/or in-licensed by SB other than from Corixa pursuant to this Agreement (whether before, on or after the Effective Date) that are determined by SB using commercially reasonable judgment to enhance the performance of a particular Product.

               (lllll) "SB Patents" shall mean all patents and patent applications which are now or become owned and/or controlled by SB (other than jointly with Corixa) and/or under which SB otherwise has, now or in the future, the right to grant licenses, which [***].



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               (mmmmm) "Second Tranche" shall have the meaning set forth in
Subsection 6(b)(i)(B).

               (nnnnn) "Secret" shall mean that the Know-How as a body or in the precise configuration and assembly of its components is not generally known or easily accessible, so that part of its value consists in the lead-time SB gains when the Know-How is communicated to it; Know-How is not limited to the narrow sense that each individual component of the Know-How should be totally unknown or unobtainable outside Corixa's business.

               (ooooo) "SPC" shall mean all Supplementary Protection Certificates for medicinal products and their equivalents provided under the Council Regulation (EEC) N# 1768/92 of June 18, 1992 or any other equivalent foreign legislation.

               (ppppp) "Stock Purchase Agreement" shall have the meaning set forth in Subsection 6(b)(i).

               (qqqqq) "Substantial" shall mean that the Know-How includes information which is of importance for the whole or a significant part of (i) a manufacturing process or (ii) a product or service, or (iii) for the development thereof and excludes information which is trivial. Such Know-How must thus be useful, i.e., can reasonably be expected at the date of conclusion of the Agreement to be capable of improving the competitive position of SB, for example by helping SB to enter a new market or giving SB an advantage in competition with other manufacturers or providers of services who do not have access to the licensed Secret Know-How or other comparable Secret Know-How.

               (rrrrr) "T Cell-Based Passive Immunotherapy" shall mean the
[***].

               (sssss) "T Cell-Based Passive Immunotherapy Product(s)" shall mean New T Cell-Based Passive Immunotherapy Product(s) and/or Existing T Cell-Based Passive Immunotherapy Product(s).

               (ttttt) "Tb Field" shall mean infection by Mycobacterium tuberculosis in humans.

               (uuuuu) "TDM Net Sales."

                      (i) For purposes of this Agreement, TDM Net Sales shall be defined to mean [***].

                      (ii) [***].

                      (iii) [***].

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               (vvvvv) "TDM Product" shall mean a Diagnostic product comprised of at least one (1) or more Corixa Antigen(s) and/or R&D Program Antigen(s) and/or Her2/neu Antigen(s) and/or Mammaglobin Antigen(s) for use in TDM. In addition to Corixa Antigen(s) and/or R&D Program Antigen(s) and/or Her2/neu Antigen(s) and/or Mammaglobin Antigen(s), a TDM Product may also include SB Antigen(s).

               (wwwww) "Territory" shall mean all the countries of the world.

               (xxxxx) "Therapeutic Drug Monitoring" (or "TDM") shall mean
[***].



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

               (yyyyy) "Two Major Countries" shall have the meaning set forth in
Exhibit 6(e), Section 1(v).

               (zzzzz) "UW Agreement" shall have the meaning set forth in
Section 7(c)(vii).

               (aaaaaa) "Third Party(ies)" shall mean any party other than Corixa or SB or an Affiliate.

               (bbbbbb) "Vaccine Product" shall mean any product for Vaccine use that is comprised of at least one (1) or more Corixa Antigen(s) and/or R&D Program Antigen(s) and/or Her2/neu Antigen(s) and/or Mammaglobin Antigen(s). In addition to Corixa Antigen(s) and/or R&D Program Antigen(s) and/or Her2/neu Antigen(s) and/or Mammaglobin Antigen(s), Vaccine Product may also include SB Antigen(s).

               (cccccc) "Vaccine(s)" shall mean [***].

               (dddddd) "Viable Clinical Development Candidate" means any Active Immune Response Product or Passive Immune Transfer Product that [***].

        2.     SCOPE OF R&D PROGRAM.

               (a) During the R&D Program Term, as may be extended, the parties shall collaborate in [***].



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
                (b) [***].

                (c) [***].


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               (d) [***]


        3.     R&D PROGRAM TERM AND TERMINATION.

               (a) The initial R&D Program term shall be effective from September 1, 1998 to August 31, 2002 (the "R&D Program Term") and shall be renewable for additional two (2) year periods [***].



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

                 (b) [***].

                 (c) [***].



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                      (d) [***]

                      (e) [***]

        4.     COMMITTEES.

                      (a)    Collaboration Steering Committee.

                      (i) Creation of Collaboration Steering Committee. The parties hereby create a Collaboration Steering Committee (the "Collaboration Steering Committee") which shall consist of [***]. If any member of the Collaboration Steering Committee dies, resigns, or becomes incapacitated, the party which designated such member shall designate his or her successor (whose term shall commence immediately), and any party may withdraw the designation of any of its members of the Collaboration Steering Committee and designate a replacement (whose term shall commence immediately) at any time by giving notice of the withdrawal and replacement to



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

the other party. A party's successor or replacement member of the Collaboration Steering Committee shall be subject to the other party's consent, which shall not be unreasonably withheld. The members of the Collaboration Steering Committee as of the Execution Date are set forth on Exhibit 4(a)(i) hereto. [***].

                      (ii) Meetings of the Collaboration Steering Committee. Regular meetings of the Collaboration Steering Committee shall be held [***] or at such other dates as the parties may deem appropriate or as may be required in accordance with actions and/or decisions required to be taken pursuant to the provisions of this Agreement, at such times and places (or telephonically) as the members of the Collaboration Steering Committee shall agree from time to time. Special meetings of the Collaboration Steering Committee may be called by either party on fifteen (15) days' written notice to the other party unless notice is waived by the parties. All nontelephonic meetings shall alternate between the offices of Corixa and SB unless the parties otherwise agree. In the event a Collaboration Steering Committee member is unable to attend a meeting of the Collaboration Steering Committee, such Collaboration Steering Committee member shall designate an alternate member reasonably acceptable to the other members who shall serve solely for that Collaboration Steering Committee meeting.

                      (iii) Decisions of the Collaboration Steering Committee. Unless otherwise specifically designated as a responsibility of the R&D Steering Committee pursuant to Section 4(b), all decisions regarding [***] shall be made by the Collaboration Steering Committee acting in accordance with this Agreement or by agents duly authorized in writing by the Collaboration Steering Committee provided a quorum shall be present at the meeting of the Collaborative Steering Committee. Each party is responsible for ensuring that at least two (2) of such party's three (3) representative members (or their permitted designees) are present at each meeting of the Collaboration Steering Committee in person or by telephone. A quorum of the Collaboration Steering Committee shall be present at any meeting of the Collaboration Steering Committee if [***] on behalf of Corixa, and [***] on behalf of SB (or other representative(s) on behalf of either party as provided for hereunder) are present at such meeting in person or by telephone. If a quorum exists at any meeting, decision shall be taken by [***].



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Unless otherwise specifically stated to the contrary herein, no individual party shall purport to act on behalf of the other party unless and then only to the extent authorized in writing to do so by the Collaboration Steering Committee.

                      (iv) Responsibility of Collaboration Steering Committee. The Collaboration Steering Committee, in accordance with the terms of Subsection 4(a)(iii) above, shall be responsible for [***].

                      (v) Collaboration Steering Committee Reports. Within ten
(10) days following each meeting of the Collaboration Steering Committee held pursuant to Subsection 4(a)(ii), the secretary of the Collaboration Steering Committee shall prepare and send to the members of the Collaboration Steering Committee a detailed written report of actions and decisions taken at the meeting in such form and containing such detail as shall be determined by the Collaboration Steering Committee.

               (b)    R&D Steering Committee.

                      (i) An R&D Steering Committee shall be established, at the latest, within thirty (30) days after the Execution Date (the "R&D Steering Committee"). The R&D Steering Committee shall be responsible for [***].



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The R&D Steering Committee shall consist of two (2) subcommittees, one related to the infectious disease R&D Programs and one related to the cancer R&D Programs. Each subcommittee shall consist of [***] from SB Bio and [***] from Corixa; provided, however, that each party shall have the right to have up to [***] of the members serving on one of the foregoing subcommittees also be such party's members of the other subcommittee, and each such subcommittee shall be chaired by an individual from SB Bio. If any member of the R&D Steering Committee dies, resigns, or becomes incapacitated, the party which designated such member shall designate his or her successor (whose term shall commence immediately), and any party may withdraw the designation of any of its members of the R&D Steering Committee and designate a replacement (whose term shall commence immediately) at any time by giving notice of the withdrawal and replacement to the other party. A party's successor or replacement member of the R&D Steering Committee shall be subject to the other party's consent, which shall not be unreasonably withheld. The members of the R&D Steering Committee as of the Execution Date are set forth on Exhibit 4(b)(i) hereto. [***].



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                      (ii) To facilitate coordination, (A) the parties shall
[***] meetings of the R&D Steering Committee to be held alternatively at Seattle, Washington USA and Rixensart, Belgium. Corixa shall provide SB with [***]. The data generated shall be subject to the confidentiality provisions of
Section 11 of this Agreement. In addition, SB shall provide, [***]. The subcommittees of the R&D Steering Committee shall review each applicable R&D Program in the Field annually, implement any mutually agreeable modifications and make recommendations related to possible R&D Program extensions to the respective senior management teams of each party. [***].

        5.     LICENSE GRANTS AND OTHER GRANTS.

               (a)    Active Immune Response Products.

                      (i) Subject to the terms and conditions of this Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC,



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to [***] any and all Active Immune Response Products [***] the BC Field, the PC
Field, the Her2/neu-Mammaglobin Field, the OC Field and the CC Field in the Territory, [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                      (ii) Subject to the terms and conditions of this Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] and any and all Active Immune Response Products [***] the CP Field and the CT Field in the Territory [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                      (iii) Subject to the terms and conditions of this Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, to [***] and any and all Active Immune Response Products [***] the Tb Field in the Territory, excluding Japan [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                      (iv) Subject to the terms and conditions of this Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB a co-exclusive license [***] with the right to sublicense [***], under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, to [***] any and all Active Immune Response Products [***] the Tb Field in Japan, [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                      (v) Notwithstanding the terms and conditions of Subsections 5(a)(i)-(iii) above, SB's license to Existing DC Therapy Products shall be co-exclusive



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

[***] with the right to sublicense [***], only with respect to [***].

               (b)    Passive Immune Therapy Transfer Products.

                             (i) T Cell-Based Passive Immunotherapy Products.

                             (A) Subject to the terms and conditions of this
Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB a co-exclusive license [***] with the right to sublicense [***], under Existing Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] in the Territory any and all Existing T Cell-Based Passive Immunotherapy Products for which, as of the Execution Date, Corixa has [***] and an exclusive license, with the right to grant sublicenses, under Existing Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] in the Territory any and all other Existing T Cell-Based Passive Immunotherapy Products [***] the BC Field, the PC Field, and the Her2/neu Mammaglobin Field [***]. For the avoidance of doubt, the foregoing licenses are subject to modification or termination in accordance with Sections 3(c), 3(d), 5(g)(ii), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                             (B) Subject to the terms and conditions of this
Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB a co-exclusive license [***] with the right to sublicense to [***] under Existing Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] in the Tb Field in the Territory any and all Existing T Cell-Based Passive Immunotherapy Products for which, as of the Execution Date, Corixa has [***], and an exclusive license, with the right to grant sublicenses, under Existing Corixa Patents, Joint R&D Program Patents, Know How and any SPC, [***] in the Tb Field in the Territory any and all other Existing T Cell-Based Passive Immunotherapy Products [***] to the Tb Field [***]. For the avoidance of doubt, the foregoing



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licenses are subject to modification or termination in accordance with Sections
3(c), 3(d), 5(g)(ii), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                             (C) Subject to the terms and conditions of this
Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] any and all New T Cell-Based Passive Immunotherapy Products [***] the BC Field, the PC Field, the CC Field and the OC Field in the Territory, [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                             (D) Subject to the terms and conditions of this
Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] any and all New T Cell-Based Passive Immunotherapy Products [***] the CT Field and the CP Field in the Territory,[***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                             (E) Subject to the terms and conditions of this
Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Program Patents, Know-How and any SPC, [***] any and all New T Cell-Based Passive Immunotherapy Products [***] the Tb Field in the Territory, [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                      (ii)   Antibody-Based Passive Immunotherapy.

                             (A) Grant. Subject to all of the terms of this
Agreement, Corixa hereby grants to SB [***].



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                             (B) Notice of Antigens for Antibody Development.
[***].

                             (C) SB Development of Antibodies.[***].



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                             (D) Corixa Development of Antibodies.  [***].

                             (E) Notice of Available Antibodies.  [***].



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                             (F) No SB Maintenance of License in Connection with
Available Antibodies Developed without SB Funding. [***].

                             (G) Limitation on Corixa Development of Available
Antibodies. [***]



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                             (H) Unavailability of Excluded Antibodies. The
parties acknowledge and agree that certain Excluded Antibodies indicated on
Exhibit 1(rr) hereto are not currently available for license to SB because of Corixa's pre-existing commitments to Third Parties [***]. Corixa will promptly notify the R&D Steering Committee when any such Excluded Antibody becomes an Available Antibody.

               (c)    [***]

               (d)    Diagnostics.

                       (i) [***]



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                    (ii) [***]

                    (iii) [***]


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                      (iv) [***]


                      (v) Subject to the foregoing Subsections 5(d)(i) - (iv) and to the terms and conditions of this Agreement, including, without limitation, the payments and royalty provisions set forth in Sections 6 and 7 hereof, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint R&D Patents, Know-How and any SPC, [***] TDM Products in the applicable Exclusive TDM Formats as set forth in Subsections 5(d)(i)-(iv) in the applicable Field in the Territory. [***]. For the avoidance of doubt, the foregoing license is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement. [***].

               (e) Corixa Pre-Clinical and Clinical Development; Ability of Corixa to Request Additional Rights; Ability of SB to Request Additional Formats.

                            (i) Notwithstanding anything else set forth in this
Agreement, Corixa shall retain a right to conduct at its sole expense any and all pre-clinical and clinical research and development activities solely for non-commercial purposes with respect to



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any T Cell-Based Passive Immunotherapy Products in any Field that Corixa deems appropriate and to make and/or have made any materials necessary to conduct such activities. Any such pre-clinical or clinical efforts shall be initiated only after Corixa informs the R&D Steering Committee of its intent to begin such efforts. [***].

                      (ii)   [***]

                      (iii) SB may from time to time during the term of this Agreement request the right to obtain a license to additional Format(s) other than the applicable Exclusive TDM Formats to the extent such additional Format(s) are available on an exclusive, co-exclusive or non-exclusive basis, and Corixa shall consider such requests in good faith, provided that Corixa shall have no obligation to agree to any such request.

               (f)    Additional Technology.

                      (i) During the R&D Program Term, if Corixa or SB believes that technology related to the subject matter of the R&D Program that is controlled by a Third Party (which may include Antigens, Adjuvants, delivery technology and/or Blocking Patents) ("Additional Technology") would be valuable or necessary to any R&D Program in the Field hereunder, Corixa or SB, as appropriate, shall present such Additional Technology, along with a written report with respect thereto, to the R&D Steering Committee. [***].



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Notwithstanding the foregoing, this Subsection 5(f)(i) shall not be deemed to preclude either party from licensing and/or acquiring Additional Technology.

                      (ii) Potentially useful Additional Technology and technology that is owned and/or controlled by a Third Party shall be a regular topic of discussion at meetings of the R&D Steering Committee.

                      (iii) [***].



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               (g) Certain Rights of First Refusal; Determination of Open Field.

                      (i) After Termination of the Applicable R&D Program. Subject to all of the terms of this Agreement, Corixa hereby grants SB a right of first refusal, solely in connection with Active Immune Response Products and Passive Immune Transfer Products, exercisable during the period beginning on the date on which the R&D Program for a particular Field is terminated as a result of the occurrence of any of the events set forth in Subsections 3(c)(i)-(iii) above and ending [***] (for purposes of this Section 5(g)(i) the "Antigen Tail Period"), to acquire an exclusive license to any Antigens discovered or in-licensed by Corixa in such particular Field during such Antigen Tail Period, if and only if SB has previously pursued, or during such Antigen Tail Period is actively pursuing, or is in an Intended Clinical Delay regarding, Clinical R&D or commercialization of an Active Immune Response Product or Passive Immune Transfer Product, as the case may be, in such Field. SB's right under this Subsection 5(g)(i) shall extend to TDM Product(s), provided TDM Product rights are directly related to an Active Immune Response Product(s) or Passive Immune Transfer Product(s); provided, however, that if such TDM Product is not directly related to an Active Immune Response Product(s) or Passive Immune Transfer Product(s), SB shall have the right under this Subsection 5(g)(i) to license such TDM Product solely on a nonexclusive basis. From time to time during the Antigen Tail Period as appropriate, Corixa shall give prompt notice to the R&D Steering Committee (or to SB in case all R&D Programs have been terminated) if it has discovered or in-licensed any such Antigen(s), which notice shall include full disclosure of the information available to Corixa with respect to such Antigen(s). [***].



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All Antigens licensed by SB under this Subsection 5(g)(i) shall be subject to
Section 5(h) hereof. For the avoidance of doubt, the right of first refusal set forth in this Subsection 5(g)(i) is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                      (ii) Existing T Cell-Based Passive Immunotherapy
Product(s).

                             (A) Subject to all of the terms of this Agreement
as well as the availability of Existing Antigens (as listed on Exhibits 1(uu), 1(aaa), 1(jjj) and 1(dddd)), Corixa hereby grants to SB a right of first refusal, exercisable during the R&D Program Term as may be extended, to convert the co-exclusive licenses set forth in Section 5(b)(i) above to an exclusive license on the following terms. [***].



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In any event, SB shall retain at least the co-exclusive license as set forth in
Subsection 5(b)(i). For the avoidance of doubt, the right of first refusal set forth in this Subsection 5(g)(ii)(A) is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

                             (B) With respect to any Existing T Cell-Based
Passive Immunotherapy Product not exclusively licensed to SB or a Third Party pursuant to Subsection 5(b)(i)(A) or (B) or Subsection 5(g)(ii)(A) above, Corixa shall have the right to proceed at any time with clinical development thereof. In the event Corixa later determines during the term of this Agreement to license or sublicense such Existing T Cell-Based Passive Immunotherapy Product for which Corixa has proceeded with clinical development, SB shall have the right of first refusal described in Subsection 5(g)(ii)(A) above, [***] In the event SB does not elect to obtain an exclusive license pursuant to such right of first refusal, Corixa shall then be free to license on a co-exclusive basis only such Existing T Cell-Based Passive Immunotherapy Product to a Third Party [***]. Additionally, if SB does not exclusively license such Existing T Cell-Based Passive Immunotherapy Product, SB shall nonetheless have access to all of Corixa's data related thereto solely for use in SB's research, development and commercialization activities directed to Products under this Agreement and SB shall retain at least the co-exclusive license to any Existing T Cell-Based Passive Immunotherapy Product as set forth in Subsection 5(b)(i). For the avoidance of doubt, the right of first refusal set forth in this Subsection 5(g)(ii)(B) is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c) and 17(d) or this Agreement.

                             (C) For the avoidance of doubt, the provision of
Subsections 5(g)(ii)(A) and (B) above shall only apply to Existing T Cell-Based Immunotherapy Products, and subject to Section 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h), SB shall have an exclusive license for all New T Cell-Based Immunotherapy Products.

                      (iii) Diagnostic Products. Subject to all of the terms of this Agreement, during the R&D Program Term as may be extended and any Intended Clinical Delay, Corixa shall grant SB a right of first refusal with respect to all Diagnostics (other than TDM Products) comprised of at least one (1) Corixa Antigen(s) and/or R&D Program Antigen(s), excluding those Diagnostics that Corixa has [***].



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From time to time as appropriate, Corixa shall give notice to the R&D Steering
Committee that Corixa Antigens or R&D Program Antigens are available for license as Diagnostics (other than TDM Products), which notice shall include full disclosure of the information available to Corixa with respect to the use of any such Antigens as Diagnostics (other than TDM Products). [***]. If SB does not exercise its right of first refusal or the parties have not entered into a license agreement within the applicable ninety (90) day periods set forth above, Corixa shall be free to out-license such Corixa Antigens or R&D Antigens for Diagnostics, exclusively, co-exclusively or non-exclusively, outside the Exclusive TDM Format designated by SB pursuant to Subsections 5(d)(i)-(iv) above for a particular Antigen and/or a particular Field, as applicable, subject to sharing of proceeds as set forth in Subsection 7(h)(ii). For the avoidance of doubt, the right of first refusal set forth in this Subsection 5(g)(iii) is subject to modification or termination in accordance with Sections 3(c), 3(d), 5(h), 17(c), 17(d) and 17(h) of this Agreement.

               (iv) Open Field Determination. In addition to the Tb Field, the BC Field, the PC Field, the Her2/neu-Mammaglobin Field, the OC Field, the CC, the CT Field and the CP Field, the parties intend that the collaboration set forth in this Agreement encompass an Open Field that is undetermined as of the Execution Date. The parties shall jointly determine which disease field shall constitute the Open Field to be included in the R&D Program as follows. [***]. In the event the parties are unable to agree in good faith on the specifics of such R&D Program plan and financial terms within ninety (90) days after SB initially proposes a given Open Field, the parties agree that such field shall no longer be considered for collaboration between the parties pursuant to this Agreement. In such event, SB will have the right to propose another Open Field, which proposal shall be subject to the same procedure set forth above in this Subsection. The parties agree that subject to Subsection 5(g)(v) below, the financial terms relating to any agreed upon Open Field shall be equivalent to those for the BC Field if the agreed upon Open Field is in the Cancer Field or equivalent to the Tb Field in the event the agreed



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

upon Open Field is an infectious disease except that no up-front payments shall be due for the Open Field irrespective of whether such Field is in the Cancer Field or an infectious disease or neither in the Cancer Field nor an infectious disease. For a proposed Open Field outside of the Cancer Field or infectious diseases, the parties agree to negotiate financial terms in good faith [***]. Once the parties have agreed on the designated Open Field, the basic structure of all provisions set forth in this Agreement for other similar Fields, including license grants as per this Section 5, rights of first refusal, payment provisions, etc., will also apply to the Open Field. [***]. Notwithstanding the foregoing, the parties agree that Corixa may, in its sole discretion on the basis of scientific judgment, reject any Open Field proposed by SB. Upon mutual determination of the Open Field, as set forth above, the parties shall amend this Agreement to reflect such additional financial terms and licenses as appropriate.

                      (v) [***].

               (h) Maintenance of SB's Exclusive Rights; Reversion of Co-Exclusive Rights to Corixa.

                      (i) For the avoidance of doubt, if SB or any SB sublicensee begins Clinical R&D with a particular Active Immune Response Product or Passive Immune Transfer Product prior to the lapse of the applicable Intended Clinical Delay in any particular Field, subject to Corixa's right to terminate this Agreement as provided for in Section 17 hereof, all rights and licenses granted to SB pursuant to Section 5 with respect to that particular Field shall be valid in accordance with the terms of this Agreement for so long as SB or its sublicensee is engaged in Clinical R&D, further clinical



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

development or the commercialization of at least one (1) Active Immune Response Product or Passive Immune Transfer Product in that Field.

                      (ii) Notwithstanding the terms of other Subsections in this Section 5(h), in the event SB begins Clinical R&D with a particular Active Immune Response Product or Passive Immune Transfer Product prior to the lapse of the applicable Intended Clinical Delay in any particular Field and later terminates such Clinical R&D and at the time of such termination SB has not begun Clinical R&D with any other Active Immune Response Product or Passive Immune Transfer Product in such Field, then all of SB's exclusive licenses and rights of refusal to negotiate exclusive licenses granted under Section 5 with respect to all Active Immune Response Products and Passive Immune Transfer Products in such Field shall become co-exclusive licenses [***], and rights of first refusal to negotiate co-exclusive licenses, respectively, subject to the applicable sharing of proceeds set forth in Section 7(h), effective as follows:
(A) immediately [***] or (B) after two (2) years following such termination
[***].

                      (iii) [***].

                      (iv) [***].

                      (v)  [***].

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

        6.     PAYMENTS.

        SB shall make the following payments to Corixa under this Agreement by wire transfer of immediately available funds, each of which shall be non-refundable and non-creditable, except as otherwise set forth below:

               (a)    Up-front Payments.


                      (i) Up-front license fees of U.S.[***], payable as follows: [***].


                      (ii) [***]

               (b)    Equity.

                      (i) SB shall purchase shares of Common Stock of Corixa, pursuant to the terms and conditions of a Common Stock Purchase Agreement of even



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

date herewith and all Exhibits thereto and attached hereto as Exhibit 6(b) (the "Stock Purchase Agreement") on the following dates and in the following amounts:

                             (A) On the first business day following the date of
the expiration or early termination of the waiting period applicable to this Agreement under HSR as provided in Section 20 below, the number of shares of Common Stock of Corixa equal to (A) U.S.$2,500,000.00 divided by (B) the average per share closing price of Corixa Common Stock on the Nasdaq National Market as reported in the Wall Street Journal for [***], multiplied by [***] (the "First Tranche"). The payment amount for the First Tranche shall be guaranteed and non-refundable and shall be paid directly to Corixa.

                             (B) On the date designated by Corixa that is on or
after the first anniversary of the Execution Date but on or before the third anniversary of the Execution Date (the "Corixa Call Date"), the number of shares of Common Stock of Corixa equal to (A) U.S.$2,500,000.00 divided by (B) the average per share closing price of Corixa Common Stock on the Nasdaq National Market as reported in the Wall Street Journal for [***] (the "Second Tranche"). The payment amount for the Second Tranche shall be guaranteed and non-refundable and shall be paid directly to Corixa, provided that Corixa designates a Corixa Call Date as set forth in the Stock Purchase Agreement.

                             (C) The existing credit line of [***] resulting
from the Option Agreement shall be [***].



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

               (c)    Technology Access Fees.

               Technology access fees in the following amounts and on the following schedule:

              ----------------------------------------------------------------
                PAYMENT DATE                        PAYMENT AMOUNT (U.S.$)
              ----------------------------------------------------------------
              January 1, 1999                             [***]
              ----------------------------------------------------------------
              January 1, 2000                             [***]
              ----------------------------------------------------------------
              January 1, 2001                             [***]
              ----------------------------------------------------------------
              January 1, 2002                             [***]
              ----------------------------------------------------------------

        In the event of any extension of the R&D Program Term, the amounts set forth in the table above shall be increased on an annual basis to reflect any increase[***].

               (d)    [***]



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               (e)    Other Milestones.

                      (i) For the sake of clarity, with respect to the making of milestone payments to Corixa by SB under this Agreement (other than payments for [***]), the following principles shall apply:

                             (A) In the event SB has begun to pay the applicable
milestones in a particular Field for the development and/or commercialization of a Vaccine Product, a DC therapy Product, a T Cell-Based Passive Immunotherapy Product or an Antibody-Based Passive Immunotherapy Product, if SB notifies Corixa in writing that it has terminated the development and/or commercialization of such Product and SB begins development of or has been developing a replacement Product for the applicable Field (which replacement Product is one of the three other types of Product set forth above), then milestones payments already made on the abandoned Product in the applicable Field will not also be paid on the replacement Product in such particular Field;

                             (B) In the event SB is developing more than one (1)
type of Product (a Vaccine Product, a DC therapy Product, a T Cell-Based Passive Immunotherapy Product or an Antibody-Based Passive Immunotherapy Product) in a particular Field, and such additional Product(s) is (are) not intended by SB to be a replacement Product in such Field, then applicable milestone payments shall be payable for each type of Product in such particular Field. To further clarify by way of example



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but not limitation, if SB is developing a Vaccine Product, a DC Therapy Product and a T Cell-Based Passive Immunotherapy Product in the BC Field, then milestone payments shall be payable on all three of such Products;

                             (C) In the event SB is developing more than one (1)
Product of a particular type (more than one (1) Vaccine Product or more than one
(1) DC Therapy Product or more than one (1) T Cell-Based Passive Immunotherapy Product or more than one (1) Antibody-Based Passive Immunotherapy Product) in a particular Field, then applicable milestone payments shall be payable on only the first Product of such Product type that meets the applicable milestone in the particular Field (unless such milestone is expressly applicable to a second Product). To further clarify by way of example but not limitation, if SB is developing two (2) Vaccine Products in the BC Field, then milestone payments shall be payable on only the first of such Vaccine Products to meet the applicable milestone (unless such milestone is expressly applicable to a second Product);

                             (D) Milestone payments shall not be applicable to
TDM Products or Diagnostics;

                             (E) The milestone payments set forth in Exhibit
6(e) hereto shall be creditable as set forth in Exhibit 6(e)(i) hereto against certain future royalties payable pursuant to Section 7; provided, however, notwithstanding anything to the contrary in this Agreement, such royalties will not be reduced by more than [***] in any given year. Any uncredited portion will be carried forward for credit in subsequent years; and

                             (F) To the extent milestones are payable on a
particular Product, the milestones shall be as follows:

                                    (I) The milestones and corresponding payment
amounts set forth on Exhibit 6(e), Sections 1 through 9 shall apply to all Vaccine Products, New DC Therapy Products and Passive Immune Transfer Products.

                                    (II) The milestone payments and
corresponding payment amounts set forth on Exhibit 6(e), Section 10 shall apply to all Existing DC Therapy Products.

                      (ii) In addition to the technology access fees payable pursuant to Section 6(c) and the [***] payable pursuant to Section 6(d), SB also agrees to pay Corixa the one-time milestone payments set forth on Exhibit 6(e), made via wire transfer of immediately available funds in U.S. Dollars, within fifteen (15) days of receipt of notice from Corixa or SB, as appropriate, of achievement of each of the milestones in the applicable Field set forth on such
Exhibit 6(e), provided that with respect to the Her2/neu-Mammaglobin Field, the milestone payments shall distinguish between Products containing [***] and Products



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

containing [***] as set forth on Exhibit 6(e), Sections 6 and 7.

                      (iii) In the event a Competitive DC Therapy/Her2/neu Product has received regulatory approval and is available for commercial sale in any of [***] at the time the corresponding applicable milestone payment for a DC Therapy Product developed by SB that incorporates Her2/neu Antigen(s) becomes due and payable in accordance with the terms hereof, then SB shall pay only [***] of such milestone payment to Corixa. In the event Corixa receives a corresponding milestone payment(s) for such Competitive DC Therapy/Her2/neu Product from a Third Party, Corixa shall pay SB [***] of the amount of such milestone payment(s) actually received by Corixa.

                      (iv) In the event a Competitive Existing DC Therapy Product has received regulatory approval and is available for commercial sale in any of [***] at the time the corresponding applicable milestone payment for an Existing DC Therapy Product developed by SB that does not incorporate Her2/neu Antigen(s) becomes due and payable in accordance with the terms hereof, then SB shall pay only [***] of such milestone payment to Corixa. In the event Corixa receives a corresponding milestone payment(s) for such Competitive Existing DC Therapy Product from a Third Party, Corixa shall pay SB [***] of the amount of such milestone payment(s) actually received by Corixa.

                       (v) [***].



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                      (vi) In connection with the milestone payments set forth
on Exhibit 6(e), Sections 8(ix) and 8(x) and Exhibit 6(e), Sections 9 (viii) and 9(ix), respectively, if the milestone sales levels are both reached in the same year, computed on a 12 month, non-calendar basis, then only the highest corresponding payment will be due for that year.

               (f) Additional Costs Relating to Clinical Matters. With respect to pre-clinical and clinical costs incurred by Corixa in the development of Products pursuant to this Agreement, including and limited to [***] which studies and costs have been agreed upon in writing by SB, SB agrees that such amounts are not covered by the payments described in Sections 6(a)-(e) above or
Section 7 below and SB agrees that SB will reimburse Corixa for all such costs that are approved in writing by SB prior to occurrence. For the R&D Programs directed to the Her2/neu-Mammaglobin Field and the Tb Field, such costs that SB has approved as of the Execution Date are set forth on Exhibit 6(f).

        7.     ROYALTIES; SHARING OF PROCEEDS.

               (a) Vaccine Product and New DC Therapy Product Royalties for the BC Field, PC Field, OC Field and CC Field.

                      (i) Subject to Subsections 7(a)(iii) and (iv) below, on annual Net Sales of Vaccine Product(s) and New DC Therapy Product(s), respectively, developed pursuant to the R&D Programs directed to the BC Field, the PC Field, the OC Field and the CC Field sold in countries where current claims of any Corixa Patent and/or Joint R&D Program Patent (A) are [***], SB shall pay royalties on annual Net Sales of such Vaccine Product(s) and New DC Therapy Product(s) (the "Cancer Patent Royalty"), payable on each portion of annual Net Sales of such Vaccine Product(s) and New DC Therapy Product(s) as set forth on Exhibit 7(a), Section 1 hereto; provided, however, in the case of [***], the Cancer Patent Royalty shall be as set forth on Exhibit 7(a), Section 2.

                      (ii) To the extent a Cancer Patent Royalty is not applicable to a particular Vaccine Product or New DC Therapy Product, as the case may be, then provided SB has [***] Know-How from Corixa in such Vaccine Product or New DC Therapy Product, as applicable, which Know-How [***], the percentage royalty rates specified in Exhibit 7(a), Section 1 will be payable for any such Vaccine Product or New DC Therapy Product, as applicable, sold into a country where [***]



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

(the "Cancer Know-How Royalty"); provided, however, in the case of [***], the Cancer Know-How Royalty shall be as set forth on Exhibit 7(a), Section 2, and in each case such royalties shall be as adjusted based on the existence of a Competitive Product in the respective country, as set forth on Exhibit 7(a), Sections 1 and 2.

                      (iii) Except for Antigens licensed hereunder developed pursuant to the R&D Programs directed to the BC Field, the PC Field, the CC Field and the OC Field that are covered by a Blocking Patent (which are covered in Subsection 7(a)(iv) below), SB and Corixa shall share [***] Third Party royalties payable on Additional Technology or for technology that is owned and/or controlled by a Third Party and which is licensed to SB, provided that such Additional Technology or SB technology is incorporated into Vaccine Product(s) or New DC Therapy Product(s), as applicable, that are developed pursuant to the R&D Programs directed to the BC Field, the PC Field, the CC Field or the OC Field, [***]. Corixa's contribution to such share shall be [***]. With respect to the Cancer Know-How Royalty, the royalty rates, as set forth on Exhibit 7(a), Section 1 or Section 2, as applicable, shall apply on the rates as reduced according to this Subsection 7(a)(iii), provided SB has royalty obligations toward Third Party(ies) on its sales in those countries. In the case both Subsections (iii) and (iv) apply, reduction in accordance with Subsection 7(a)(iii) shall apply first.

                      (iv) In the event of a Blocking Patent covering Corixa Antigens and/or R&D Program Antigens licensed to SB hereunder and developed pursuant to the R&D Programs directed to the BC Field, the PC Field, the CC Field or the OC Field, royalty obligations to the Third Party will be shared [***].

                      (v) The parties recognize that Vaccine Products in the BC Field, the PC Field, the OC Field or the CC Field can be marketed in two different ways:



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

[***]. In the latter case, the Net Sales of Vaccine Product shall consist of [***], and the royalty due shall be either the Cancer Patent Royalty or the Cancer Know-How Royalty as detailed on Exhibit 7(a), Section 2. In case [***], then Net Sales shall be computed on [***] and relevant royalties computed accordingly. [***].

               (b) Vaccine Product and New DC Therapy Product Royalties for the Tb Field, CP Field and CT Field.

                      (i) Subject to Subsections 7(b)(iii) and (iv) below, on annual Net Sales of Vaccine Product(s) and New DC Therapy Product(s), respectively, developed pursuant to the R&D Programs directed to the Tb Field, the CP Field and the CT Field sold in countries where current claims of any Corixa Patent and/or Joint R&D Program Patent (A) are [***] SB shall pay royalties on annual Net Sales of such Vaccine Product(s) and New DC Therapy Product(s) (the "Infectious Disease Patent Royalty"), payable on each portion of annual Net Sales of such Vaccine Product(s) and New DC Therapy Product(s) as set forth on Exhibit 7(b), Sections 1 and 2 hereto.

                      (ii) To the extent an Infectious Disease Patent Royalty is not applicable to a particular Vaccine Product or New DC Therapy Product, as the case may be, then provided that SB has [***] Know-How from Corixa in such Vaccine Product or New DC Therapy Product, as applicable, which Know-How [***], the Infectious Disease Patent Royalty rates specified in Exhibit 7(b), Sections 1 and 2 will be paid but reduced by [***] for any such Vaccine Product or New DC Therapy Product, as applicable, sold into a country where [***]



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(the "Infectious Disease Know-How Royalty").

                      (iii) Except for Antigens licensed hereunder developed pursuant to the R&D Programs directed to the Tb Field, the CT Field and the CP Field that are covered by a Blocking Patent (which are covered under Subsection 7(b)(iv) below), SB and Corixa shall share [***] Third Party royalties payable on Additional Technology or for technology that is owned and/or controlled by a Third Party and which is licensed to SB, provided that such Additional Technology or SB technology is incorporated into Vaccine Product(s) or New DC Therapy Product(s), as applicable, that are developed pursuant to the R&D Programs directed to the Tb Field, the CT Field or the CP Field, which royalties may include but shall not be limited [***]. Corixa's contribution to such share shall be [***]. For the Infectious Disease Know-How Royalty, the royalty rates, as set forth on Exhibit 7(b), Sections 1 and 2, shall apply on the rates as reduced according to this Subsection 7(b)(iii), provided such reduction is applicable solely to the extent SB has royalty obligations to Third Party(ies) on its sales in those countries.

                      (iv) In the event of an issued Blocking Patent covering Corixa Antigens licensed to SB hereunder and developed pursuant to the R&D Programs directed to the Tb Field, the CT Field or the CP Field, [***].



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               (c) Royalties for Active Immune Response Products incorporating
Her2/neu Antigen(s) and/or Mammaglobin Antigen(s).

                      (i) Subject to Subsection 7(c)(vii) below, on annual Net Sales of Vaccine Product(s) developed pursuant to the R&D Program directed to the Her2/neu-Mammaglobin Field sold in countries where current claims of any Corixa Patent and/or Joint R&D Program Patent covering a Her2/neu Antigen(s) (A) are [***], SB shall pay royalties on annual Net Sales of such Vaccine Product(s) (the "Her2/neu Vaccine Patent Royalty"), as adjusted based on the incorporation of Additional Antigens in such Vaccine Product(s), payable on each portion of annual Net Sales of such Vaccine Product(s) as set forth on Exhibit 7(c),
Section 1 hereto.

                      (ii) Subject to Subsection 7(c)(vii) below, on annual Net Sales of DC Therapy Product(s) developed pursuant to the R&D Program directed to the Her2/neu-Mammaglobin Field sold in countries where current claims of any Corixa Patent and/or Joint R&D Program Patent covering (an) Her2/neu Antigen(s)
(A) are [***], SB shall pay royalties on annual Net Sales of such Product(s) (the "Her2/neu DC Therapy Patent Royalty"), as adjusted based on the incorporation of Additional Antigens in such DC Therapy Product(s), payable on each portion of annual Net Sales of such DC Therapy Product(s) as set forth on
Exhibit 7(c), Section 2 hereto.

                      (iii) To the extent a Her2/neu Vaccine Patent Royalty is not applicable to a particular Vaccine Product Her2/neu Antigen(s), then provided SB has [***] Know-How from Corixa in such Vaccine Product, which Know-How [***], the percentage royalty rates specified in Exhibit 7(c), Section 3 will be payable for any such Vaccine Product sold into a country where [***] (the "Her2/neu Vaccine Know-How Royalty"), as adjusted based on the incorporation of Additional Antigens in such Vaccine Product(s) and/or the existence of a Competitive Her2/neu Product in the respective country.

                      (iv) To the extent a Her2/neu DC Therapy Patent Royalty is not applicable to a particular DC Therapy Product, then provided SB has [***] Know-How from Corixa in such DC Therapy Product, which Know-How [***],



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the percentage royalty rates specified in Exhibit 7(c), Section 4 will be payable for any such DC Therapy Product sold into a country where [***] (the "Her2/neu DC Therapy Know-How Royalty"), as adjusted based on the incorporation of Additional Antigens in such DC Therapy Product(s) and/or the existence of a Competitive DC Therapy/Her2/neu Product in the respective country.

                      (v) (A) In the event a Competitive DC Therapy/Her2/neu Product is available for commercial sale in any country at the time the corresponding Her2/neu DC Therapy Patent Royalty applicable to such country becomes due and payable in accordance with the terms of Subsection 7(c)(ii), then SB shall pay only [***] of such Her2/neu DC Therapy Patent Royalty to Corixa. In the event Corixa receives corresponding patent royalties from a Third Party for net sales of such Competitive DC Therapy/Her2/neu Product in such country, Corixa shall pay SB [***] of the amount of such royalties actually received by Corixa, provided that such royalties are on the net sales of such Competitive DC Therapy/Her2/neu Product sold in a country where [***].

                             (B) In the event a Competitive DC Therapy/Her2/neu
Product that incorporates Antigens other than Additional Antigens is available for commercial sale in any country at the time the corresponding Her2/neu DC Therapy Patent Royalty applicable to such country becomes due and payable in accordance with the terms of Subsection 7(c)(ii), then SB shall pay only [***] of such Her2/neu DC Therapy Patent Royalty to Corixa. In the event Corixa receives corresponding patent royalties from a Third Party for net sales of such Competitive DC Therapy/Her2/neu Product in such country, Corixa shall pay SB [***] of the amount of such royalties actually received by Corixa, provided that such royalties are on the net sales of such Competitive DC Therapy/Her2/neu Product sold in a country where [***].

                      (vi) The royalties set forth on Exhibit 7(c), Sections 1-4 with respect to a Vaccine Product or DC Therapy Product that incorporates (an) Her2/neu Antigen(s) and/or (a) Mammaglobin Antigen(s) as well as an Additional Antigen(s) are intended to replace the royalties that would otherwise be payable by SB to Corixa on Net Sales of Vaccine Products or DC Therapy Products that incorporate either (A) only Her2/neu Antigen(s) and/or Mammaglobin Antigen(s) or
(B) only Additional Antigens.

                      (vii)  Except for [***],



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SB and Corixa shall share [***] Third Party royalties payable on Additional
Technology and/or Blocking Patents or for technology that is owned and/or controlled by a Third Party and which is licensed to Corixa or SB after the Effective Date and is incorporated into Active Immune Response Product(s) that incorporate (an) Her2/neu Antigen(s) by SB, which may include but shall not be limited to, [***] Corixa's contribution to such share shall be [***] provided, however, that notwithstanding anything herein to the contrary, in no event shall the royalties otherwise payable by SB to Corixa on Net Sales of such Active Immune Response Product under this Section 7(c) be reduced below [***].

                      (viii) In connection with any Vaccine Product that contains (an) Her2/neu Antigen(s) and (a) Mammaglobin Antigen(s), whether or not such Vaccine



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

Product also contains (an) Additional Antigen(s), SB shall pay to Corixa, except as expressly set forth below, [***] on Net Sales applicable to such Vaccine Product. Notwithstanding the foregoing, in the event SB determines [***].

                      (ix) In connection with any DC Therapy Product that contains an Her2/neu Antigen(s) and (a) Mammaglobin Antigen(s), whether or not such DC Therapy Product also contains (an) Additional Antigen(s), SB shall pay to Corixa, except as expressly set forth below, [***] on Net Sales applicable to such DC Therapy Product. Notwithstanding the foregoing, in the event SB determines [***].

               (d) Royalties for Existing DC Therapy Products. Excluding DC Therapy Products that incorporate either (an) Her2/neu Antigen(s) and/or (a) Mammaglobin Antigen(s), which are subject to Section 7(c) above, SB shall pay Corixa the following royalties for Existing DC Therapy Products:

                      (i) Subject to Section 7(d)(iii) below, on annual Net Sales of Existing DC Therapy Product(s) developed pursuant to the R&D Programs directed to the BC Field, the PC Field and the Tb Field sold in countries where current claims of any Corixa Patent and/or Joint R&D Program Patent (A) are [***],



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SB shall pay royalties on annual Net Sales of Existing DC Therapy Product(s)
(the "Existing DC Therapy Patent Royalty") payable on each portion of annual Net Sales of Existing DC Therapy Product(s) in each applicable Field as set forth on
Exhibit 7(d), Sections 1 and 2 hereto.

                      (ii) To the extent an Existing DC Therapy Patent Royalty is not applicable to a particular Existing DC Therapy Product, then provided SB has [***] Know-How from Corixa in such Existing DC Therapy Product, which Know-How [***] the percentage royalty rates specified in Exhibit 7(d), Sections 1 and 2 will be payable for any such Existing DC Therapy Product sold into a country where [***] (the "Existing DC Therapy Know-How Royalty"), as adjusted solely in the BC Field and the PC Field based on the existence of a Competitive Existing DC Therapy Product in the respective country.

                      (iii) In the event a Competitive Existing DC Therapy Product developed pursuant to the R&D Programs directed to the BC Field, the PC Field or the Tb Field is [***] at the time the corresponding Existing DC Therapy Patent Royalty applicable to such country becomes due and payable in accordance with the terms of Subsection 7(d)(i), then SB shall pay only [***] of such Existing DC Therapy Patent Royalty to Corixa. In the event Corixa receives corresponding patent royalties from a Third Party for net sales of such Competitive Existing DC Therapy Product in such country, Corixa shall pay SB [***] of the amount of such royalties actually received by Corixa, provided that such royalties are on the net sales of such Competitive Existing DC Therapy Product sold in a country where current claims of any patent covering such Competitive Existing DC Therapy Product are [***].

               (e) Royalties for TDM Products.

                      (i) With respect to TDM Products, (i) if SB has an exclusive license to a particular TDM Product, SB shall pay to Corixa a [***] royalty on annual TDM Net Sales of such TDM Product, with a minimum royalty on annual TDM Net Sales of [***]

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and (ii) if SB has either a co-exclusive or non-exclusive license to a particular TDM Product, SB shall pay to Corixa a [***] on TDM Net Sales of such TDM Product; provided, however, that such co-exclusive or non-exclusive royalty shall not [***] with respect to all TDM Products that incorporate either (an) Her2/neu Antigen(s) or (a) Mammaglobin Antigen(s), whether licensed to SB exclusively, co-exclusively or non-exclusively, SB shall pay the applicable royalty rate pursuant to Corixa's pre-existing in-license agreements as listed on Exhibit 7(e)(i) plus [***].

                      (ii) The royalty payable to Corixa for TDM Product(s) set forth in Subsection 7(e)(i) above shall not [***].

               (f) Royalties on Products Covered by SB Patents.

                      In the event any Product sold by SB, its licensees or its sublicenses is covered by (an) SB Patent(s) in the country of sale, [***], SB shall pay in connection with such sales of Product [***] set forth in Section 7 with respect to such Product.



               (g) Royalties for T Cell-Based Passive Immunotherapy Products. In connection with all New T Cell-Based Passive Immunotherapy Products and Existing T Cell-Based Passive Immunotherapy Products for which SB maintains a co-exclusive license and does not obtain an exclusive license pursuant to Subsection 5(g)(ii)(A), the following shall apply:

                      (i) [***]



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                      (ii) In the event SB commercializes such a T Cell-Based
Passive Immunotherapy Product in a particular Field and Subsection 7(g)(i) does not apply, then SB shall pay a royalty on Net Sales of such T Cell-Based Passive Immunotherapy Product equal to the royalty rate applicable to [***] in the applicable Field in accordance with Section 7(a), (b) or (c), as applicable.

               (h)    Sharing of Proceeds.

                      (i) Vaccine Products and New DC Therapy Response Products.

                             (A) In the event rights to a particular Field have
reverted to Corixa pursuant to [***] and Corixa out-licenses rights to Corixa Antigen(s) and/or R&D Program Antigen(s) in such Field to a Third Party for the research, development and/or commercialization of Vaccine Products and/or New DC Products in such Field, Corixa shall pay to SB a percentage of [***] in connection with such Third-Party license as follows:

                                      [***]



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                             (B) In the event Corixa obtains a co-exclusive
license pursuant to Subsection 5(h)(ii) which license covers a particular Corixa Antigen and/or R&D Program Antigen and/or Her2/neu Antigen and/or Mammaglobin Antigen or, solely with respect to the Her2/neu-Mammaglobin Field, in the event Corixa obtains such co-exclusive license and SB has [***] Corixa shall pay to SB [***]

                      (ii) Diagnostics. With respect to all licenses granted by Corixa hereunder to Third Parties as allowed under the terms and conditions of Sections 5(d) and 5(g)(iii) for the use of Corixa Antigen(s) and/or R&D Program Antigen(s) in Diagnostic products, Corixa shall pay to SB [***] provided, however, that Corixa shall have no such payment obligation in connection with [***].

                      (iii) Existing T Cell-Based Passive Immunotherapy Products. If SB does not exercise its right of first refusal pursuant to Subsection 5(g)(ii)(A) hereof to exclusively license an Existing T Cell-Based Passive Immunotherapy Product, then provided that SB has [***], in addition to retaining co-exclusive rights, SB shall be entitled to receive [***].



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                      (iv)   New T Cell-Based Passive Immunotherapy Products.

                             (A) In the event rights to a particular Field have
reverted to Corixa pursuant to [***] and Corixa out-licenses rights to Corixa Antigen(s) and/or R&D Program Antigen(s) in such Field to a Third Party for the research, development and/or commercialization of New T Cell-Based Passive Immunotherapy Products in such Field, Corixa shall pay to SB [***].

                             (B) In the event Corixa obtains a co-exclusive
license pursuant to Subsection 5(h)(ii) which license covers a particular Corixa Antigen and/or R&D Program Antigen and/or Her2/neu Antigen and/or Mammaglobin Antigen or, solely with respect to the Her2/neu-Mammaglobin Field, in the event Corixa obtains such co-exclusive license and SB has [***], Corixa shall pay to SB [***].



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                      (v) Antibody-Based Passive Immunotherapy Products. If SB
does not elect to maintain its license to an Available Antibody that was developed by Corixa without SB's funding pursuant to Subsection 5(b)(ii)(E), then provided that SB has [***], SB shall be entitled to receive [***].

                      (vi) No Sharing of Proceeds in the Tb Field in Japan. Notwithstanding anything to the contrary in this Section 7(h), SB shall not be entitled to receive any portion of any net proceeds received by Corixa in connection with any license related to the sale of Active Immune Response Products and/or New T Cell Therapy Products in the Tb Field in Japan.

               (i)    Royalty Reporting and Other Aspects.

                      (i) Reporting. From the first launch of any Product anywhere in the Territory, SB shall provide a royalty report and, if applicable, a royalty payment to Corixa every [***]. The report and payment relating to Net Sales and/or TDM Net Sales applicable to such Product shall be provided within [***] after [***] of each calendar year and shall include all Net Sales and/or TDM Net Sales applicable to such Product by SB or its licensees or sublicensees. SB shall keep, and require any licensee and sublicensee to keep, for a period of not less than [***], complete and accurate records of all Net Sales and/or TDM Net Sales applicable to such Product. Corixa shall have the right, at Corixa's sole expense, except as hereinafter provided, through a certified public accountant reasonably acceptable to SB, and following reasonable notice, to examine such records during regular business hours during the life of SB's obligation to pay royalties on such Product; provided, however, that such examination shall not (i) be of records for more than the prior [***], (ii) take place more often than once a year, and (iii) cover any records which date prior to the date of the last examination, and provided further, that such accountants shall report to Corixa only as to the accuracy of the royalty statements and payments. Copies of such reports shall be supplied to SB. In the event the report demonstrates that SB has underpaid royalties, SB shall pay such royalties immediately



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upon request of Corixa and to the extent such under-payment is more than [***]
for the audited period, shall reimburse Corixa for the expense of the audit. If SB has overpaid royalties, SB may deduct such over-payments from future royalties owed to Corixa.

                      (ii) Royalty Certificate. In addition to, and simultaneous with, the royalty reports set described in Subsection 7(i)(i) above, SB Bio's President and General Manager shall deliver to Corixa a certificate (the "Royalty Certificate") stating that during the previous [***] period, the following factors (the "Royalty Factors") have equaled in the aggregate no more than [***] of total sales of each Product other than TDM Products during such [***] period: (i) normal customary trade and cash discounts allowed and taken;
(ii) rebates to wholesalers; (iii) any deductions allowed and actually incurred in direct connection with such Product for government-mandated Vaccine insurance premiums, such as the National Childhood Vaccine Injury Act in the U.S.; and
(iv) any deduction, at full standard cost, for special administration devices and the packaging and filling thereof, such as pre-filled syringes. In the event the Royalty Factors exceed [***] in any [***] period, SB may deduct such greater percentage for such [***] period only, but shall provide Corixa with a written explanation setting forth the reasons for such excess and shall provide Corixa with a certificate that will state that the pricing of each Product sold by SB has been on an "arms length" basis and not set so as to subsidize sales of other products sold by SB and/or its licensees or sublicensees. In the event of a disagreement with respect to size of the Royalty Factors in any given [***] period, the Chief Executive Officer of Corixa and the President and General Manager of SB Bio shall first attempt to resolve such disagreement through good faith negotiation. In the event such resolution is not achieved, the disagreement shall finally be resolved through arbitration pursuant to Section 12 hereof. With respect to TDM Products, the Royalty Certificate shall take into account the Royalty Factors described in (i), (ii) and (iii) above in this Subsection to apply the [***] aggregate figure.

                      (iii) Currency. Royalties shall be paid by SB in U.S. dollars with currency conversions calculated based upon the applicable closing exchange rates quoted by the Foreign exchange desk of Barclay's Bank, London, UK on the last business day of the applicable six (6) month period.

                      (iv) Expiration of Royalty Obligation. Royalties under Subsections 7(a)(i), 7(b)(i), 7(c)(i), 7(c)(ii), 7(c)(v) and 7(d)(i) shall be payable [***] for the life of any valid granted Corixa Patent and/or Joint R&D Program Patent which has not been successfully opposed by a Third Party or revoked [***]. Royalties under Sections 7(a)(ii), 7(b)(ii), 7(c)(iii), 7(c)(iv) and 7(d)(ii) shall expire [***] after first launch of the first Product in the applicable country.

        8.     MANUFACTURING; SUPPLY.

               (a) Corixa will provide reasonable quantities of preclinical and clinical



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grade test material for SB as required through the course of the R&D Programs at no additional charge to SB. These materials will include sufficient quantities of [***]. Additionally, with respect to [***] related thereto, at SB's request Corixa will provide SB with up to [***] of those [***] and up to [***] of all other [***]. Corixa shall disclose its manufacturing Know-How with respect to such materials to SB at no additional charge, and SB shall be permitted to manufacture such materials solely in connection with SB's licenses hereunder. Notwithstanding the first sentence of this Subsection, if the provision of such materials under this Section 8(a) exceeds [***], then Corixa shall not be required to provide materials to SB other than at a price and on the terms set forth in a supply agreement to be negotiated by Corixa and SB.

               (b) SB shall have the right to manufacture all clinical materials required for the sale of Product pursuant to this Agreement and Corixa shall transfer to SB all Corixa biological materials and Know-How necessary to such manufacture. Nonetheless, if SB so desires at its sole discretion, commercial grade (i.e., GMP) materials may be provided to SB by Corixa or a Third Party supplier at the price and on the terms set forth in a supply agreement to be negotiated by SB and Corixa or such Third Party supplier in good faith [***]. Additionally, in the event SB manufactures a particular Antigen hereunder and such Antigen is also used by a Third Party for DC Therapy, Diagnostics and/or Passive Immune Transfer, such Third Party shall not have the right to any SB technology, including SB Patents and SB Antigens; provided, however, in its discretion SB may elect to supply such Third Party with such Antigen or such SB technology pursuant to a separate agreement between SB and such Third Party.

        9.     INVENTIONS.

               Patentable inventions or discoveries which arise from the R&D Program as a result of activities conducted during the R&D Program Term as may be extended and which are made by an employee or agent of Corixa, solely or jointly other than with an employee or agent of SB, shall be owned by Corixa. Patentable inventions or discoveries which arise from the R&D Program and which are made jointly by employees or agents of Corixa and SB shall be jointly owned by Corixa and SB and treated as joint inventions under the U.S. laws applicable to joint inventions (collectively, "Joint Inventions"). Patentable inventions or discoveries which arise from the R&D Program and which are made by an employee or agent of SB, solely or jointly other than with an employee or agent of Corixa, shall be owned by SB. Except as otherwise set forth in this Agreement and subject to the rights and licenses granted by Corixa to SB hereunder, SB and Corixa



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shall retain their respective unrestricted rights to make, have made, use, have used, and sell and have sold all such inventions and discoveries which are owned solely by them.

        10.    PATENTS; PROSECUTION AND LITIGATION.

               (a) (i) Subject to Subsection 10(a)(ii), Corixa shall have the right and the obligation to prosecute and maintain all Corixa Patents and Joint R&D Program Patents and shall do so in a timely manner. Corixa shall disclose to SB the complete texts of all patents and draft patent applications to be filed by Corixa which relate to any Product (including Corixa Patents and Joint R&D Program Patents) as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent licensed herein anywhere in the Territory. SB shall have the right to review all such pending applications and other proceedings and make recommendations to Corixa concerning them and their conduct. Corixa agrees to keep SB promptly and fully informed of the course of patent prosecution or other proceedings, including by providing SB with copies of substantive communications, search reports and Third Party observations submitted to or received from patent offices throughout the Territory. Corixa shall provide such patent consultation to SB at no cost to SB. SB shall hold all information disclosed to it under this Section 10 as confidential in accordance with Section 11 hereof. Corixa agrees that it will use prudent scientific and legal judgment in determining the number and types of patent applications filed by Corixa pursuant to this Agreement. SB shall reimburse Corixa for all reasonable and documented costs incurred by Corixa prior to the Effective Date in connection with the filing, prosecution and maintenance of the Corixa Patents (to the extent such costs have not already been reimbursed pursuant to the Tb Agreement, the BC Agreement and/or the PC Agreement) and for all reasonable and documented costs incurred by Corixa during the term of this Agreement in connection with the filing, prosecution and maintenance of the Corixa Patents and/or the Joint R&D Program Patents up to an amount of U.S.[***] per year for each individual Field, provided that if Corixa incurs less than U.S.[***] of such costs during any given year for a particular Field, then subject to the last two sentences of this Subsection 10(a)(i), Corixa shall be allowed to apply the remaining amount for such Field to costs incurred during such year for any other Field(s) to the extent Corixa incurred over U.S.[***] of any costs for such other Field(s) in such year. Any costs incurred by Corixa in connection with the filing, prosecution and maintenance of Corixa Patents and/or Joint R&D Program Patents in any particular Field in excess of said U.S.[***] shall be reimbursed by SB to Corixa only if they have been specifically approved and authorized prior to expenditure by the R&D Steering Committee, in its reasonable discretion, and if they are reasonable and documented. In determining whether to approve such additional expenses, the R&D Steering Committee shall apply reasonable standards, taking into consideration the norms of the biotechnology industry in general.

                      (ii) Notwithstanding Subsection 10(a)(i) hereof, beginning upon the earlier of [***], SB shall have



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the right and the obligation at SB's expense to prosecute and maintain all
Corixa Patents and Joint R&D Program Patents related to such Field and shall do so in a timely manner; provided, however, if SB subsequently terminates all Clinical R&D and commercialization in such Field, SB's right and obligation under this Subsection 10(a)(ii) shall terminate with respect to such Field and Corixa shall assume the prosecution and maintenance of all Corixa Patents and Joint R&D Program Patents related to such Field in accordance with Subsection 10(a)(i). SB shall disclose to Corixa the complete texts of all patents and draft patent applications to be filed by SB which relate to any Product related to such Field (including Corixa Patents and Joint R&D Program Patents) as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent licensed herein anywhere in the Territory. Corixa shall have the right to review all such pending applications and other proceedings and make recommendations to SB concerning them and their conduct. SB agrees to keep Corixa promptly and fully informed of the course of patent prosecution or other proceedings, including by providing Corixa with copies of substantive communications, search reports and Third Party observations submitted to or received from patent offices throughout the Territory. SB shall provide such patent consultation to Corixa at no cost to Corixa. Corixa shall hold all information disclosed to it under this Section 10 as confidential in accordance with Section 11 hereof.

               (b) (i) Subject to Subsection 10(b)(ii), in the event Corixa intends to finally abandon any patent or any part of a patent (including Corixa Patents) covered by this Agreement, it shall notify SB and SB shall have the right at its own expense to assume responsibility for any such patent or part of patent.

                      (ii) Solely in the event that SB is prosecuting and maintaining patents in accordance with Subsection 10(a)(ii) above, then, in the event SB intends to finally abandon any patent or any part of a patent (including Corixa Patents) covered by this Agreement and related to the particular Field, it shall notify Corixa and Corixa shall have the right at its own expense to assume responsibility for any such patent or part of patent.

               (c) In the event of the initiation of any suit by a Third Party against Corixa or SB for patent infringement involving the manufacture, use, sale, distribution or marketing of Product anywhere in the Territory, the party sued shall promptly notify the other party in writing. SB shall have the right but not the obligation to defend such suit at its own expense. Corixa and SB shall assist one another and cooperate in any such litigation at the other's request without expense to the requesting party.

               (d) (i) Subject to Subsections 10(d)(ii) and 10(f) below, in the event of any threat or initiation of any legal action by a Third Party challenging the validity of any patent covered by this Agreement, Corixa shall have, at its own expense, the control over the conduct and defense of such action in case it is directed against Corixa Patents and SB shall have, at its own expense, the control over the conduct and defense of any such


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action directed against SB Patents and the first right to control, at its own expense, the conduct and defense of any such action directed against Joint R&D Program Patents. If SB elects not to conduct and defend such action directed against Joint R&D Program Patents, Corixa shall have the right to do it at Corixa's own expense. No settlement of any Third Party claim which restricts the scope or affects the enforceability of any Joint R&D Program Patent may be entered into by either Corixa or SB without the other party's prior written consent, which consent shall not be unreasonably withheld. Corixa and SB shall assist one another and cooperate in any such action at the other's request without expense to the requesting party.

                      (ii) Solely in the event that SB is prosecuting and maintaining patents in accordance with Subsection 10(a)(ii) above, then in the event of any threat or initiation of any legal action by a Third Party challenging the validity of any patent covered by this Agreement, SB shall have, at its own expense, the control over the conduct and defense of such action in case it is directed against Corixa Patents or SB Patents and the first right to control, at its own expense, the conduct and defense of any such action directed against Joint R&D Program Patents. If SB elects not to conduct and defend such action directed against the Corixa Patents or Joint R&D Program Patents, Corixa shall have the right to do it at Corixa's own expense. SB shall not enter into any settlement of any Third Party claim which restricts the scope or affects the enforceability of any Corixa Patent without Corixa's prior written consent, which consent shall not be unreasonably withheld. Additionally, no settlement of any Third Party claim which restricts the scope or affects the enforceability of any Joint R&D Program Patent may be entered into by either Corixa or SB without the other party's prior written consent, which consent shall not be unreasonably withheld. Corixa and SB shall assist one another and cooperate in any such action at the other's request without expense to the requesting party.

               (e) In the event that Corixa or SB becomes aware of actual or threatened infringement of a patent covered by this Agreement with respect to Products anywhere in the Territory, that party shall promptly notify the other party in writing. SB shall have the first right but not the obligation to bring an infringement action against any Third Party and to use Corixa's name in connection therewith. If SB does not commence a particular infringement action within ninety (90) days, Corixa, after notifying SB in writing, shall be entitled to bring such infringement action at its own expense. The party conducting such action shall have full control over its conduct, provided that in the case Corixa is leading the action it may not enter into any settlement without SB's consent. In any event, Corixa and SB shall assist one another and cooperate in any such litigation at the other's request without expense to the requesting party.

               (f) Corixa and SB shall recover their respective actual out-of-pocket expenses, or equitable proportions thereof, associated with any litigation or settlement contemplated by Section 10(c), (d) or (e) above from any recovery made by any party. In the event SB takes responsibility for such actions, it shall bear [***] of the expenses other than out-of-pocket expenses and Corixa shall bear the remaining [***], provided that Corixa's remaining share of the expenses do not exceed [***] of royalties owed to Corixa by SB. Any excess amount shall be shared between SB and Corixa, with SB receiving [***] and Corixa receiving




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

[***] of such excess. In the event Corixa takes responsibility for such actions, Corixa will undertake all actions at its own entire expense and recover one hundred percent (100%) of any excess.

               (g) The parties shall keep one another informed of the status of their respective activities regarding any litigation or settlement thereof concerning any Product.

               (h) In the event any matter governed by Sections 10(c), (d), (e) and/or (f) shall apply to rights co-exclusively licensed by Corixa and SB, the parties shall discuss regularly and in good faith the appropriate management of such matter(s) prior to proceeding. The parties shall agree on matters including, but not limited to, whether control of any action shall rest with only one party or be managed cooperatively, how related expenses shall be shared and how related damages or recoveries shall be shared.

               (i) CORIXA MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE CONTAINED IN SECTION 16 BELOW, INCLUDING WITH RESPECT TO THE CORIXA PATENTS, THE JOINT R&D PROGRAM PATENTS OR KNOW-HOW AND ANY ANTIGENS, ANTIBODIES, OR PRODUCTS RELATED THERETO, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        11.    CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.

               (a) During the term of this Agreement, Corixa shall promptly disclose to SB and/or supply SB in a timely fashion with all documented Know-How including, but not limited to, manufacturing Know-How, all Corixa Patents and all relevant patent applications filed and/or controlled by Corixa, all Corixa Antigen(s) and all inventions related to the Field arising from the R&D Program as may be extended. In addition, each party will provide the other party with all information which is reasonably necessary or useful for achieving the goals of the R&D Program.

               (b) During the term of this Agreement, each party shall promptly inform the other party of any information that it obtains or develops regarding the utility and safety of any Product and shall promptly report to the other party any confirmed information of serious or unexpected reactions or side effects related to the utilization or medical administration of Product.

               (c) During the term of this Agreement and for five (5) years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, Corixa and SB shall not use or reveal or disclose to any Third Party any confidential information received from the other party or otherwise developed by either party in the performance of activities in furtherance of this Agreement without first obtaining the


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written consent of the disclosing party, except as may be otherwise provided herein, or as may be required for purposes of investigating, developing, manufacturing or marketing Product or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or as required to be disclosed to a governmental agency, or as necessary to file or prosecute patent applications concerning Product or to carry out any litigation concerning Product. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or is already in the possession of the receiving party, or is disclosed to the receiving party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving party who had no knowledge of the confidential information disclosed. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

               (d) Nothing herein shall be construed as preventing SB from disclosing any information received from Corixa to an SB sublicensee or distributor solely in connection with the exercise of SB's rights under this Agreement, provided such sublicensee or distributor has undertaken in writing a similar obligation of confidentiality with respect to the confidential information, with Corixa stated as a third-party beneficiary thereof.

               (e) All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (i) that confidential information received from the other party under this Agreement remains the property of the other party and
(ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

               (f) The parties to this Agreement may disclose the nature of the intended Agreement in a joint press release following signature; provided, however, that the terms of, or subject matter covered by, the Agreement (including without limitation payment amounts and financial terms) shall not be disclosed by either party without the prior consent of the other party, which consent shall not be unreasonably withheld, except that the disease targets under the R&D Program may be disclosed. The wording of any press release must be agreed to by both parties in advance of its release, provided that such agreement is not unreasonably withheld by either party.

               (g) Neither party will publish or provide public disclosure of information or inventions arising from the R&D Program (a "Dissemination") without at least sixty (60) days prior written notice of such planned publication or disclosure sent to



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the other party. In the event any such Dissemination is determined by the other party to be detrimental to its intellectual property position, the disseminating party will delay such publication for a reasonable period sufficient to allow the other party to take the steps necessary to protect such intellectual property position, including the filing of any patent applications and/or deletion of the other party's confidential information.

        12.    GOVERNING LAW; ARBITRATION.

               This Agreement will be governed by the laws of the State of Washington, USA. Any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity hereof that cannot be settled amicably by agreement of the parties hereto, shall be finally settled by arbitration in accordance with the arbitration rules of the American Arbitration Association ("AAA"), then in force, by one or more arbitrators appointed in accordance with said rules, provided that the appointed arbitrators shall have appropriate experience in the biopharmaceutical industry; provided, however, that arbitration proceedings may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not less than sixty (60) days notice (or in the case of non-payment pursuant to Sections 6 or 7, then fourteen (14) days notice) to remedy any alleged breach and the other party has failed to do so. The place of arbitration shall be Seattle, Washington, USA if arbitration is initiated by SB and New York, New York, USA if initiated by Corixa. The award rendered shall be final and binding upon both parties. The judgment rendered by the arbitrator(s) shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. The arbitration in such proceeding may expressly consider the amounts paid pursuant to Section 6 hereof in considering any claim of damages. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

        13.    MISCELLANEOUS.

               (a) Trademarks. SB shall be responsible for the selection, registration and maintenance of all trademarks which are employed in connection with Products and SB shall own and/or control any such trademarks, provided that, prior to the use of such trademarks, SB shall provide Corixa an opportunity to review and comment on any such trademark.

               (b) Force Majeure. If the performance of any part of this Agreement by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party



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so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

               (c)    Severability.

                      (i) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

                      (ii) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law provided that such conformity is in accordance with the intent of the parties.

               (d) Entire Agreement. This Agreement, the Stock Purchase Agreement, the Standstill Agreement of even date herewith between Corixa and SB, and the three (3) side letters of even date herewith between the parties constitute the entire agreement between the parties relating to the subject matter hereof and supersede all previous writings and understandings except that the First NonDisclosure Agreement, the Second NonDisclosure Agreement and the Amended and Restated Special Biological Materials Transfer Agreement of even date herewith covering Corixa's proprietary LeIF and microsphere technology, each as may be amended from time to time, remain in full force and effect. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may mutually amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

        14.    NOTICES.

               (a) Any notice required or permitted under this Agreement shall be deemed given if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), to the following addresses of the parties:

                              If to Corixa:
                              Corixa Corporation
                              1124 Columbia Street, Suite 200
                              Seattle, WA  98104
                              Attention: Chief Operating Officer
                                         cc:  Corporate Counsel
                              Telephone: (206) 754-5711
                              Telecopy: (206) 754-5715

                              with a copy to:

                              Venture Law Group
                              4750 Carillon Point
                              Kirkland, WA 98033
                              Attention: William W. Ericson
                              Telephone: (425) 739-8700
                              Telecopy: (425) 739-8750

                              If to SB:

                              SmithKline Beecham plc
                              New Horizons Court
                              Brentford, Middlesex
                              TW8 9EP
                              United Kingdom
                              Attention: Senior Vice President
                                         General Counsel
                                         Corporate Secretary
                              Telephone:  44-181-975-2030
                              Telecopy:  44-181-975-2040

                              with a copy to:

                              SmithKline Beecham Biologicals
                              Manufacturing S.A.
                              Rue de l'Institut 89
                              1330 Rixensart, Belgium
                              Attention:  President, General Manager
                              Telephone: 32-2-656 8250
                              Telecopy: 32-2-656 8025

               (b) Any notice required or permitted to be given concerning this Agreement shall be effective upon receipt by the party to whom it is addressed.

        15.    ASSIGNMENT.

               Neither this Agreement nor any interest hereunder shall be assignable by either party without the written consent of the other; provided, however, that either party may assign this Agreement and all patents related to this Agreement to an Affiliate or to any corporation or other entity with which it may merge or consolidate, and/or to any corporation or other entity to which it may transfer all or substantially all of its assets, without obtaining the consent of the other party; provided further, however, that the consent of SB shall be required for any assignment, whether by way of transfer of all or substantially all assets of Corixa or by merger or consolidation, that materially alters the rights of SB under this Agreement. Transfer in contravention of this Section 15 shall be considered a material breach of this Agreement pursuant to Section 17(c) below. Subject to other provisions of this
Section 15, this Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective parties

        16.    WARRANTIES AND REPRESENTATIONS.

               (a) Each party warrants that it has the right to enter into this Agreement. Corixa warrants that it owns and/or controls the entire right, title and interest in Existing Corixa Patents and Existing R&D Program Patents [***]. Corixa warrants (i) that Exhibits 1(jjj) and 1(dddd) set forth all patents and patent applications that have been in-licensed by Corixa pursuant to the Corixa Third Party Agreements that cover Her2/neu Antigens and Mammaglobin Antigens, respectively, and (ii) that Exhibit 1(vv) includes a complete list of patents and patent applications owned by Corixa as of the Effective Date that are necessary or useful for the rights and licenses granted by Corixa hereunder, [***]. In the event that additional patents and/or patent applications owned by Corixa and filed prior to the Effective Date are necessary or useful for the rights and licenses granted by Corixa hereunder, [***], such patents and/or patent applications will be included automatically in Exhibit 1(vv) and shall be considered to be Existing Corixa Patents.

               (b) Nothing in this Agreement shall be construed as a warranty that patents covered by this Agreement are valid or enforceable or that the commercialization of any product covered by such patents will not infringe any patent rights of Third Parties. Except to the extent known by or disclosed to SB as of the Execution Date, Corixa represents that Corixa has no present and actual knowledge from which it can be inferred that Existing Corixa Patents and/or Existing R&D Program Patents are invalid or that their exercise would infringe patent rights of Third Parties.

               (c) Corixa acknowledges that in entering into this Agreement, SB has relied or will rely upon information supplied by Corixa, by Corixa's agents and/or representatives to SB pursuant to confidentiality agreements between the parties and pursuant to Section 11 hereof (all of such information being hereinafter referred to collectively as "Product Information") and Corixa warrants and represents that such Product Information has been accurate in all material respects.


               (d) The parties warrant to one another that neither of them has any present knowledge of the existence of any pre-clinical or clinical data or information covering any Product which suggests that there may exist toxicity, safety and/or efficacy concerns which may materially impair the utility and/or safety of such Product.

               (e) SB acknowledges that the licenses granted to SB herein include sublicenses under technology that has been licensed by Corixa from certain Third Parties (the "Corixa Third Party Agreements"), which Corixa Third Party Agreements are set forth on Exhibit 16(e) attached hereto, and SB warrants and represents that it will comply with all applicable terms and conditions of such Corixa Third Party Agreements; provided, however, SB shall not have any obligation to pay any license fees or royalty or milestone payments under such Corixa Third Party Agreements except as expressly provided for in this Agreement, and provided further, that if as a result of complying with the applicable terms and conditions of (a) Corixa Third Party Agreement(s) SB would be in breach of this Agreement, then Corixa in its sole discretion shall determine whether the responsibility of such compliance will be borne by Corixa and/or SB, and such compliance shall not be deemed to cause a breach of this Agreement by either party.

        17.    TERM AND TERMINATION.

               (a) This Agreement may not be terminated by either party except in accordance with this Section 17.

               (b) Unless otherwise terminated this Agreement shall expire upon the later of (i) expiration, lapse or invalidation of the last to expire Corixa Patent or Joint R&D Program Patent issued in any country or [***] years after first commercial sale of a Product in the last country in which a Product is commercially launched. Expiration of this Agreement under this Section 17(b) shall not preclude SB from continuing to market Product and to use Know-How without any further royalty payments.

               (c) (i) If either party materially breaches the material provisions of this Agreement and if such breach is not cured within sixty (60) days (or in the case of non-payment pursuant to Sections 6 or 7, then fourteen
(14) days) after receiving written notice from the other party with respect to such breach, the non-breaching party shall have the right to terminate this Agreement by giving written notice to the party in breach provided the notice of termination is given within six (6) months of the breach and prior to cure thereof.

                   (ii) In the event this Agreement is terminated by either party as a result of an uncured material breach by the other party under
Section 17(c)(i), then without further action on the part of either party, the non-breaching party will receive an exclusive license to [***]. If Corixa terminates this Agreement under Section 17(c)(i) for uncured material breach by SB, the license described in the preceding sentence shall be [***], and if SB terminates this Agreement under Section 17(c)(i) for uncured material breach by Corixa, such

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

license shall be [***]. Additionally, if Corixa terminates this Agreement under
Section 17(c)(i) for uncured material breach by SB, then all other aspects of the contractual relationship created by this Agreement, other than [***], shall terminate forthwith, including [***]. If SB terminates this Agreement under
Section 17(c)(i) for uncured breach by Corixa, then all other aspects of the contractual relationship created by this Agreement, other than [***], shall terminate forthwith, while [***]. In such event, the breaching party agrees to take all steps necessary to effectuate such license(s) granted to the other party in accordance with this Section 17(c)(ii).

                      (iii) In the event of termination of this Agreement by SB under Section 17(c)(i) for Corixa's uncured material breach, the following shall apply:

                             (A) [***]

                             (B) SB's milestone and royalty obligations under
this Agreement shall be modified as follows: [***]

               (d) SB agrees it will exercise at least the same level of diligence in the clinical development and commercialization of Product within the Territory as it currently uses, or in the past has used, with respect to its own commercially successful products. However, [***].



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

SB shall be entitled to withdraw the Product(s) from the market at any time for medical or safety reasons.

               (e) [***].

               (f) Either party may terminate this Agreement if, at any time, the other party shall file in any court or agency pursuant to any statute or regulation of the United States or of any individual state or foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or if the other party proposes a written agreement of composition or extension of its debts, or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other party shall propose or be a party to any dissolution or liquidation, or if the other party shall make an assignment for the benefit of creditors.

               (g) Notwithstanding the bankruptcy of Corixa, or the impairment of performance by Corixa of its obligations under this Agreement as a result of bankruptcy or insolvency of Corixa, SB shall be entitled to retain the rights and licenses granted herein, without any further obligations to Corixa, subject to Corixa's right to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement.



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
'
               (h) SB may terminate this Agreement at any time, on or after the fourth anniversary of this Agreement by giving [***] prior written notice to Corixa.

        18.    RIGHTS AND DUTIES UPON TERMINATION.

               (a) Upon termination of this Agreement, Corixa shall have the right to retain any sums already paid by SB hereunder, and SB shall pay all sums hereunder which are then due in accordance with the terms of this Agreement, which, in each case, shall include all applicable payments under Sections 6 and 7 as may be modified pursuant to Subsection 17(c)(iii)(B) except to the extent such payments may be considered and reviewed by the arbitrator(s) pursuant to
Section 12 hereof.

               (b) Upon termination of this Agreement, SB shall notify Corixa of the amount of Product(s) SB and its subsidiaries, sublicensees and distributors then have on hand, the sale of which would, but for the termination, be subject to royalty, and SB and its subsidiaries, sublicensees and distributors shall thereupon be permitted to sell that amount of Product(s), provided that SB shall pay the royalty thereon at the time herein provided for.

        19.    INDEMNIFICATION.

               (a) Subject to Paragraph 19(b) hereof, from and after the Effective Date, except as otherwise herein specifically provided, each of the parties hereto shall defend, indemnify and hold harmless the other party and its successors and assigns, and their respective officers, directors, shareholders, partners and employees from and against all losses, damage, liability and expense including legal fees (but excluding punitive or consequential damages (including lost profits)) ("Damages") incurred thereby or caused thereto arising out of or relating to (i) any breach or violation of, or failure to properly perform, any covenant or agreement made by such Indemnifying Party (as defined in Paragraph 19(b)) in this Agreement, unless waived in writing by the Indemnified Party (as defined in Paragraph 19(b)); (ii) any breach of any of the representations or warranties made by such Indemnifying Party in this Agreement; or (iii) the gross negligence or willful misconduct of the Indemnifying Party.

               (b) If either SB or Corixa (in each case an "Indemnified Party") receives any written claim which it believes is the subject of indemnity hereunder by either Corixa or SB, as the case may be (in each case an "Indemnifying Party") the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at



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

the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

               (c) The party not assuming the defense of any such claim shall render all reasonable assistance to the party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.

               (d) No such claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.

        20.    GOVERNMENTAL CONSENTS.

               (a) HSR. As promptly as practicable after the execution of this Agreement, and from time to time during the term hereof as may be required, Corixa and SB each shall, at its own expense, execute and file, or join in the execution and filing, of all applications and documents that may be required under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended ("HSR"), in connection with this Agreement and the transactions contemplated hereby; provided, however, that SB agrees to pay the applicable U.S. $45,000.00 fee associated with the filing of such applications and documents. Corixa and SB each shall use all reasonable commercial efforts to take such action as may be required to cause the expiration or early termination of the notice periods under HSR as promptly as possible after the execution of this Agreement and to resolve such objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under HSR; provided, however, notwithstanding the foregoing, neither party shall be required to make any material change or amendment to this Agreement as a result of such objections unless such change or amendment is agreed to by the other party in advance. In connection therewith, if any administrative or judicial action or proceeding is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement or the transactions contemplated hereby as violative of HSR, Corixa and SB shall, if by mutual agreement Corixa and SB decide that such action is in their respective best interests, cooperate and use all reasonable commercial efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents, or restricts consummation and/or effectiveness of the Agreement or the transactions contemplated hereby. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to HSR.

               (b) Closing Condition. The respective obligations of Corixa and SB to effect this Agreement and the transactions contemplated hereby shall be subject to the expiration or early termination of the waiting period applicable to this Agreement under HSR. Corixa and SB each hereby agree that the foregoing sentence represents the only condition to the effectiveness of this Agreement and the transactions contemplated hereby and once such condition has been satisfied, this Agreement will be in full force and effect.

               (c) Termination. In the event that the condition set forth in
Section 20(b) above has not been satisfied by April 30, 1999 either Corixa or SB may terminate this Agreement by providing a written notice to the other party in the manner provided in Section 14 hereof.

               (d) European Commission. In the event the European Commission requires any material change or amendment to this Agreement, or any such material change or amendment is required under the European law, in the opinion of counsel to both parties, this Agreement shall be amended in a manner such that the Agreement is acceptable to the European Commission and/or complies with European law and which does not adversely affect the expected compensation to Corixa and/or other material rights and/or obligations of Corixa or SB under this Agreement. In the event that the required changes adversely affect the expected compensation to Corixa and/or other material rights and/or obligations of Corixa or SB under this Agreement, the parties shall in good faith discuss the situation and negotiate an appropriate amendment to this Agreement. If a mutually acceptable amendment is not effected within one hundred and twenty
(120) days, Corixa or SB shall have the right to terminate this Agreement. If either Party desires to notify this Agreement to the European Commission, both Parties shall collaborate to affect such filing in accordance with the cooperative efforts set forth in Section 20(a) above.



                            [Signature Page Follows]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

Agreed to and accepted by:                  Agreed to and accepted by:

CORIXA CORPORATION                          SMITHKLINE BEECHAM PLC


/s/ Steven Gillis                           /s/ Jean Stephenne
-----------------------------------         ------------------------------------
Steven Gillis                               Jean Stephenne
President and CEO                           Attorney-in-Fact


Execution Date:  October 28, 1998           Execution Date:  October 28, 1998





Agreed to and accepted by:                  Agreed to and accepted by:

SMITHKLINE BEECHAM                          SMITHKLINE BEECHAM
BIOLOGICALS S.A.                            BIOLOGICALS MANUFACTURING S.A.


/s/ Jean Stephenne                          /s/ Jean Stephenne
-----------------------------------         ------------------------------------
Jean Stephenne                              Jean Stephenne
President and General Manager               President and General Manager


Execution Date:   October 28, 1998          Execution Date:  October 28, 1998



                     SIGNATURE PAGE TO MULTI-FIELD VACCINE
                 DISCOVERY COLLABORATION AND LICENSE AGREEMENT

              EXHIBIT 1(rr) TO COLLABORATION AND LICENSE AGREEMENT

                             EXCLUDED ANTIBODY(IES)

                     (IDENTIFIED PUTATIVE THERAPEUTIC CANCER

                      ANTIBODIES AND EXISTING OBLIGATIONS)


                                      [***]



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              EXHIBIT 1(uu) TO COLLABORATION AND LICENSE AGREEMENT

                            EXISTING CORIXA ANTIGENS

        To be finalized by the R&D Steering Committee on or before December 31, 1998.



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              EXHIBIT 1(vv) TO COLLABORATION AND LICENSE AGREEMENT

                             EXISTING CORIXA PATENTS

                                      [***]



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EXHIBIT 1(VV) CONTINUED
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EXHIBIT 1(VV) CONTINUED
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EXHIBIT 1(VV) CONTINUED
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EXHIBIT 1(VV) CONTINUED
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EXHIBIT 1(VV) CONTINUED
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EXHIBIT 1(VV) CONTINUED
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EXHIBIT 1(VV) CONTINUED
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              EXHIBIT 1(aaa) TO COLLABORATION AND LICENSE AGREEMENT

                          EXISTING R&D PROGRAM ANTIGENS

                                      [***]



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              EXHIBIT 1(jjj) TO COLLABORATION AND LICENSE AGREEMENT

                                HER2/NEU ANTIGENS

        Antigens covered by the following patents and patent applications:
[***]



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             EXHIBIT 1(dddd) TO COLLABORATION AND LICENSE AGREEMENT

                              MAMMAGLOBIN ANTIGENS

        Antigens covered by the following patents and patent applications:
[***]



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             EXHIBIT 1(bbbbb) TO COLLABORATION AND LICENSE AGREEMENT

                                  R&D PROGRAMS



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               EXHIBIT 2(d) TO COLLABORATION AND LICENSE AGREEMENT

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             EXHIBIT 4(a)(i) TO COLLABORATION AND LICENSE AGREEMENT

                        COLLABORATION STEERING COMMITTEE

[***]



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             EXHIBIT 4(b)(i) TO COLLABORATION AND LICENSE AGREEMENT

                             R&D STEERING COMMITTEE

Infectious Disease Fields Subcommittee

[***]

Cancer Fields Subcommittee

[***]



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             EXHIBIT 5(a)(v) TO COLLABORATION AND LICENSE AGREEMENT

                 T CELL AND DC TECHNOLOGY LICENSING DISCUSSIONS

                                      [***]



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            EXHIBIT 5(d)(i)-1 TO COLLABORATION AND LICENSE AGREEMENT

            COMMITTED OR PARTNERED DIAGNOSTICS TECHNOLOGY (By Field)

                                      [***]



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                    ANTIGENS CHARACTERIZED FOR DIAGNOSTIC USE

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           EXHIBIT 5(d)(i)-2(B) TO COLLABORATION AND LICENSE AGREEMENT

          ANTIGENS TO BE VALIDATED AS CHARACTERIZED FOR DIAGNOSTIC USE


To be finalized and validated by the R&D Steering Committee.


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               EXHIBIT 6(b) TO COLLABORATION AND LICENSE AGREEMENT

                        FORM OF STOCK PURCHASE AGREEMENT

                            [omitted in its entirety]



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

               EXHIBIT 6(e) TO COLLABORATION AND LICENSE AGREEMENT

                               MILESTONE PAYMENTS

               SB agrees to pay Corixa the one-time milestone payments set forth below in this Exhibit 6(e), to be made via wire transfer of immediately available funds in U.S. Dollars, within fifteen (15) days of receipt of notice from SB or Corixa, as appropriate, of achievement of each of the following milestones in each applicable Field (or, with respect to the Her2/neu-Mammaglobin Field, in the separate sub-Fields of Her2/neu and Mammaglobin, as set forth below). For avoidance of doubt the provisions of
Section 6(e) of the Agreement apply.


SECTION 1 -- TB FIELD

                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
[***]



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



EXHIBIT 6(E) CONTINUED

SECTION 2 -- BC FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

SECTION 3 -- PC FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

SECTION 4 -- CC FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

SECTION 5 -- OC FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

SECTION 6 -- HER2/NEU

        For avoidance of doubt, the following milestones are applicable to Products that contain Her2/neu Antigen(s) but not Mammaglobin Antigen(s).

                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

Section 6 Continued

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EXHIBIT 6(E) CONTINUED

SECTION 7 -- MAMMAGLOBIN

        For avoidance of doubt, the following milestones are applicable to Products that contain Her2/neu Antigen(s) and Mammaglobin Antigen(s).

                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

SECTION 8 -- CP FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
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EXHIBIT 6(E) CONTINUED

Section 8 Continued

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EXHIBIT 6(E) CONTINUED

SECTION 9 -- CT FIELD

                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
[***]



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EXHIBIT 6(E) CONTINUED


SECTION 10 -- EXISTING DC THERAPY PRODUCTS

        SECTION 10(A) -- IN THE BC FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
[***]



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EXHIBIT 6(E) CONTINUED

Section 10(A) Continued
[***]



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EXHIBIT 6(E) CONTINUED

SECTION 10(B) -- IN THE PC FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
[***]



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EXHIBIT 6(E) CONTINUED

Section 10(B) Continued
[***]



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

EXHIBIT 6(E) CONTINUED

SECTION 10(C) -- IN THE TB FIELD


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------


     [***]


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

EXHIBIT 6(E) CONTINUED

Section 10(C) Continued
[***]



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

EXHIBIT 6(E) CONTINUED

SECTION 10(D) -- IN HER2/NEU

[***]



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

EXHIBIT 6(E) CONTINUED

Section 10(D) Continued
[***]



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

EXHIBIT 6(E) CONTINUED

SECTION 10(E) -- IN MAMMAGLOBIN


                       ----------------------------------------------------
                              MILESTONE               PAYMENT (U.S.$)

                       ----------------------------------------------------
[***]



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

             EXHIBIT 6(e)(i) TO COLLABORATION AND LICENSE AGREEMENT

                           CREDITABILITY OF MILESTONES

[***]

        Any milestone not referenced by subsection number in the above table is not creditable.



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

               EXHIBIT 6(f) TO COLLABORATION AND LICENSE AGREEMENT

                  ADDITIONAL COSTS RELATING TO CLINICAL MATTERS




Her2/neu-Mammaglobin Field:

[***]

Tb Field:

[***]




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

               EXHIBIT 7(a) TO COLLABORATION AND LICENSE AGREEMENT

                                CANCER ROYALTIES

SECTION 1 -- BC FIELD, PC FIELD, OC FIELD AND CC FIELD

        Vaccine Product and New DC Therapy Product Patent Royalty:

[***]



        Vaccine Product and New DC Product Know-How Royalty:

[***]



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

               EXHIBIT 7(a) TO COLLABORATION AND LICENSE AGREEMENT

                                CANCER ROYALTIES

SECTION 2

        In the event of vial-based treatment for the BC Field, the PC Field, the OC Field or the CC Field, solely in connection with Vaccine Products, the following royalties shall apply:

        Vaccine Product Patent Royalty:
[***]


        Vaccine Product Know-How Royalty:

[***]

               Notwithstanding anything to the contrary in Subsection 7(a) of the Agreement, the royalties set forth on this Exhibit 7(a), Section 2, shall not apply to Net Sales of New DC Therapy Products developed pursuant to the R&D Programs directed to the BC Field, the PC Field, the OC Field or the CC Field.



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

               EXHIBIT 7(b) TO COLLABORATION AND LICENSE AGREEMENT

                          INFECTIOUS DISEASE ROYALTIES


SECTION 1 -- TB FIELD

        Vaccine Product and New DC Therapy Product Patent Royalty:

[***]

        Vaccine Product and New DC Therapy Product Know-How Royalty:

               See Subsection 7(b)(ii).



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

EXHIBIT 7(B) CONTINUED



SECTION 2 -- CP FIELD AND CT FIELD



        Vaccine Product and New DC Therapy Product Patent Royalty:

[***]

        Vaccine Product and New DC Therapy Product Know-How Royalty:

               See Subsection 7(b)(ii).



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

               EXHIBIT 7(c) TO COLLABORATION AND LICENSE AGREEMENT

                       HER2/NEU AND MAMMAGLOBIN ROYALTIES



SECTION 1 -- VACCINE PRODUCT PATENT ROYALTIES


        Her2/neu Antigen(s)

[***]

        Her2/neu Antigen(s) and Additional Antigens

[***]

        Mammaglobin Royalties: [***]



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

               EXHIBIT 7(c) TO COLLABORATION AND LICENSE AGREEMENT

                       HER2/NEU AND MAMMAGLOBIN ROYALTIES



SECTION 2 -- DC THERAPY PRODUCT PATENT ROYALTIES


        Her2/neu Antigen(s)
[***]


        Her2/neu Antigen(s) and Additional Antigen(s)

[***]


        Mammaglobin Royalties: [***]



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

               EXHIBIT 7(c) TO COLLABORATION AND LICENSE AGREEMENT

                       HER2/NEU AND MAMMAGLOBIN ROYALTIES



SECTION 3 -- VACCINE PRODUCT KNOW-HOW ROYALTIES


        Her2/neu Antigen(s)
[***]



        Her2/neu Antigen(s) and Additional Antigen(s)
[***]



        Mammaglobin Royalties: [***]



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

               EXHIBIT 7(c) TO COLLABORATION AND LICENSE AGREEMENT

                       HER2/NEU AND MAMMAGLOBIN ROYALTIES



SECTION 4 -- DC THERAPY PRODUCT KNOW-HOW ROYALTIES


        Her2/neu Antigen(s)

[***]

        Her2/neu and Additional Antigen(s)
[***]



        Mammaglobin Royalties: [***]



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

               EXHIBIT 7(d) TO COLLABORATION AND LICENSE AGREEMENT

                          EXISTING DC THERAPY ROYALTIES

SECTION 1 - TB FIELD:

        Existing DC Therapy Patent Royalty:

[***]


        Existing DC Therapy Know-How Royalty:

[***]



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

               EXHIBIT 7(d) TO COLLABORATION AND LICENSE AGREEMENT

                          EXISTING DC THERAPY ROYALTIES


SECTION 2 - BC FIELD, PC FIELD:

        Existing DC Therapy Patent Royalty:

[***]

        Existing DC Therapy Know-How Royalty:

[***]



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

             EXHIBIT 7(e)(i) TO COLLABORATION AND LICENSE AGREEMENT

        EXISTING CORIXA ROYALTY OBLIGATIONS FOR HER2/NEU AND MAMMAGLOBIN




Her2/neu:

[***]



 Mammaglobin:

[***]



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

              EXHIBIT 16(e) TO COLLABORATION AND LICENSE AGREEMENT

                          CORIXA THIRD PARTY AGREEMENTS



1. Amended and Restated Exclusive License Agreement between The University of Washington and Corixa Corporation, effective April 1, 1997.

2. License Agreement, between Washington University and Corixa Corporation, dated August 20, 1996.




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

              EXHIBIT 17(d) TO COLLABORATION AND LICENSE AGREEMENT

                           MINIMUM DILIGENCE COUNTRIES



[***]





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